As filed with the Securities and Exchange Commission on June 14, 2004
Registration No. 333 - 114462

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO. 1
POST-EFFECTIVE AMENDMENT NO.

BLACKRIDGE INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 803-6000

Robert L. Friedman
c/o Blackstone Mezzanine Advisors L.P.
345 Park Avenue
New York, NY 10154
(212) 583-5000
Fax: (212) 583-5712
(Name and Address of Agent for Service)

Copies of information to:

Kenneth J. Berman Debevoise & Plimpton LLP 555 13th Street, N.W. Washington, D.C. 20004 (202) 383-8050	Valerie Ford Jacob Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, NY 10004 (212) 859-8000

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement. If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

When declared effective pursuant to section 8(c).

If appropriate, check the following box:

This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Stock, $0.001 par value per share	34,000,000	$25.00	$850,000,000	$107,695	(3)

(1)	Includes the underwriters' over-allotment option.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(3)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell any securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION, DATED JUNE 14, 2004

26,000,000 Shares

Blackridge Investment Corp.
Common Stock
Investment Advisor: Blackstone Mezzanine Advisors L.P.

Blackridge Investment Corp., a Maryland corporation, is a newly-organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate current income and capital appreciation primarily through debt and equity investments in private companies. We intend to invest primarily in mezzanine securities, which are typically privately-negotiated subordinated or, less commonly, senior debt securities that are often issued with related warrants, options or other securities with equity characteristics. Our investments may also consist of senior secured loans, including second lien loans, high-yield securities, U.S. government securities, derivatives, asset-backed securities and certain direct equity investments. We may invest a significant portion of our assets in these instruments before we are primarily invested in mezzanine securities.

We will be managed by Blackstone Mezzanine Advisors L.P., an investment advisor which currently manages Blackstone Mezzanine Partners L.P., a private investment fund with over $1.1 billion in capital commitments. Blackstone Mezzanine Advisors L.P. is an affiliate of Blackstone Group Holdings L.P., a leading private merchant banking firm. Following the completion of this offering, we will be the only Blackstone-advised investment vehicle committing capital to new mezzanine transactions. Blackridge Administration LLC will provide certain administrative services to us.

Because we are newly organized, our shares have no history of public trading. Currently, no public market exists for our shares. After pricing of the offering, we expect that our shares will be quoted on The Nasdaq National Market under the trading symbol "BLKR."

Investing in our common stock involves risks that are described in the "Risk factors" section beginning on page 15 of this prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may result in a loss for purchasers in this offering. This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$25.0000	$650,000,000
Sales load (underwriting discounts and commissions)(1)	$0.8750	$22,750,000
Proceeds, before expenses, to us (2)	$24.1250	$627,250,000

(1) Blackstone Mezzanine Advisors L.P., the Advisor, has agreed to pay to the underwriters on our behalf an additional sales load of $0.3125 per share ($8,125,000), for a total sales load of $1.1875 per share. Beginning one year from the date of this prospectus, we will be obligated to repay the amount of sales load paid by the Advisor, together with accrued interest, if and to the extent that our net investment income exceeds a specified rate of return on our net assets.

(2) We estimate that we will incur approximately $1,528,000 in expenses in connection with this offering.

The underwriters may also purchase up to an additional 3,900,000 shares at the public offering price, less the sales load, within 30 days from the date of this prospectus to cover over-allotments. If the underwriters exercise this option in full, the total public offering price will be $747,500,000, the total sales load paid by us will be $26,162,500, the total proceeds, before expenses, to us will be $721,337,500, and the total sales load paid by the Advisor on our behalf will be $9,343,750. The shares will be ready for delivery on or about                 , 2004.

Joint Book-Running Managers

Merrill Lynch & Co.	Citigroup	UBS Investment Bank

Co-Managers

Legg Mason Wood Walker Incorporated	Bear, Stearns & Co. Inc.	Piper Jaffray

The date of this prospectus is                      , 2004.

TABLE OF CONTENTS

Prospectus Summary	1
The Offering	6
Fees and Expenses	12
Risk Factors	15
Forward-Looking Statements	30
Discussion of Management's Expected Operating Plans	31
Use of Proceeds	33
Dividends	34
Capitalization	35
Business	36
Management	50
Control Persons and Principal Stockholders	62
Determination of Net Asset Value	63
Dividend Reinvestment Plan	64
Material U.S. Federal Income Tax Considerations	65
Description of Our Capital Stock	70
Advisor Note	76
Regulation	77
Shares Eligible For Future Sale	83
Custodian, Transfer and Dividend Paying Agent and Registrar	84
Brokerage Allocation and Other Practices	85
Allocation of Investment Opportunities	86
Underwriting	87
Legal Matters	91
Independent Accountants	91
Available Information	92
Report of Independent Registered Public Accounting Firm	F-1
Statement of Assets and Liabilities	F-2
Notes	F-3

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different or additional information. If anyone provides you with different, inconsistent or additional information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock. Our business, financial condition and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This is only a summary. This summary is not complete and does not contain all of the information that you should consider before investing in our common stock. You should read carefully the more detailed information set forth under "Risk factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our" and "Blackridge" refer to Blackridge Investment Corp.; "Advisor" and "investment advisor" refer to Blackstone Mezzanine Advisors L.P.; the "Administrator" refers to Blackridge Administration LLC; "BMP" refers to Blackstone Mezzanine Partners L.P.; and "Blackstone" refers to the affiliated entities of Blackstone Group Holdings L.P.

BLACKRIDGE

Blackridge Investment Corp. is a newly-organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." We also intend to elect to be treated as a regulated investment company, or "RIC," for federal income tax purposes. Blackstone Mezzanine Advisors L.P. will serve as our investment advisor. Our investment objective is to generate current income and capital appreciation primarily through debt and equity investments in private companies. We may also invest in securities of public companies. There can be no assurance that we will achieve our investment objective.

We intend to build a diversified investment portfolio that will be comprised primarily of mezzanine securities. Mezzanine securities are typically privately-negotiated subordinated or, less commonly, senior debt securities that are often issued with related warrants, options or other securities with equity characteristics. While mezzanine securities are typically not rated by any rating agency, the Advisor believes that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard and Poor's). We intend to build our portfolio by investing in the securities of private middle-market companies. In this prospectus, we use the term "middle-market" to refer to companies with annual revenues between $50 million and $1 billion. We expect our typical investment size to range from $10 million to $75 million. However, these amounts may vary depending on investment-specific circumstances and changes in our capital base. Our investments may also consist of senior secured loans, including second lien loans, high-yield securities, U.S. government securities, derivatives, asset-backed securities and certain direct equity investments. Further, up to 30% of our portfolio may be invested in securities of public companies, non-U.S. issuers and other types of investments, including derivatives.

As mezzanine securities are not commonly available in the secondary market, we anticipate that, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions, it will take us approximately 18 months to become primarily invested in mezzanine securities. In this prospectus, we refer to this period as the "Ramp Up Period." During the Ramp Up Period our investment portfolio will have a lower proportion of mezzanine securities. See "Business — Ramp Up Period investments." During the Ramp Up Period, we expect that our investment portfolio will yield substantially less than it will when it consists primarily of mezzanine securities. As a result, during the Ramp Up Period, the dividends we pay may be substantially lower than the dividends that we expect to pay when we are primarily invested in mezzanine securities, or we may not be able to pay dividends at all.

All of our outstanding common stock is currently owned by the Advisor and the Advisor anticipates purchasing additional shares of our common stock prior to consummation of this offering such that its aggregate investment in our common stock is $15 million at a price per share equal to the public offering price.

ABOUT BLACKSTONE

Blackstone is a private merchant banking firm based in New York whose businesses, in addition to mezzanine investing, include corporate private equity investing, real estate private equity investing,

senior secured debt investing, corporate advisory services, restructuring and reorganization advisory services, and marketable alternative asset management (hedge funds). The firm was founded in 1985 by its current Chairman, Peter G. Peterson (former Chairman and Chief Executive Officer of Lehman Brothers and a former U.S. Secretary of Commerce) and by its current President and Chief Executive Officer, Stephen A. Schwarzman (former Chairman of Lehman Brothers' Mergers & Acquisitions Committee). In addition to its two founding members, Blackstone currently has 36 senior managing directors and employs 198 other investment and advisory professionals.

Blackstone believes that it is one of the largest alternative asset managers in the world. Through its different investment businesses, Blackstone has raised approximately $23 billion for discretionary investment funds focused on alternative asset classes, in addition to managing approximately $8.8 billion for marketable alternative asset investing. Blackstone's private equity and real estate groups have invested total capital of approximately $13 billion in over 200 transactions with a total enterprise value of over $100 billion. Blackstone's senior debt group has invested total capital of approximately $1.5 billion in 208 different senior loans and other debt instruments. Blackstone's corporate advisory services group has advised on over $75 billion of mergers and acquisition transactions in the past six years. Its restructuring and reorganization advisory group has advised on approximately 150 restructurings involving over $320 billion of total liabilities.

In addition to the professionals dedicated to the Advisor, we expect to benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities available throughout the Blackstone organization. Professionals in all seven Blackstone businesses — its five investment businesses as well as its two advisory businesses — are sources of potential mezzanine, equity and other investment opportunities for Blackridge.

ABOUT BLACKSTONE MEZZANINE ADVISORS L.P.

Blackstone Mezzanine Advisors L.P., our investment advisor, was formed in 1999 to act as the investment advisor for Blackstone Mezzanine Partners L.P., or "BMP," a private investment fund with total commitments of approximately $1.1 billion. Since its inception, BMP and its related entities have invested approximately $780 million in 27 separate transactions. Following this offering, BMP will cease committing capital to new portfolio companies, although new investments for which BMP has made definitive commitments prior to the date of this offering will be made by BMP. The activities of the Advisor are overseen by Blackstone senior managing directors Howard Gellis and Salvatore Gentile, who have a combined 35 years of mezzanine investing experience and have worked together for 15 years. The Advisor has nine other professionals devoted to mezzanine investing. Following this offering, the Advisor may hire additional professionals to reflect an expected increase in transaction activity as the scope and volume of our investment activities expand beyond those historically undertaken by BMP.

We expect to benefit from the Advisor's expertise in sourcing, evaluating, structuring, documenting, monitoring and, ultimately, realizing on mezzanine and other investments. The mezzanine finance industry is highly specialized and the Advisor and its employees have substantial experience within the industry. This experience has allowed the Advisor to develop relationships with many sources of mezzanine investment opportunities.

The Advisor also benefits from the combined resources and abilities of Blackstone's 236 investment and advisory professionals and the industry, management and financing relationships and expertise developed by Blackstone over the past 19 years.

MARKET OPPORTUNITY

We intend to focus on investing in mezzanine securities of private U.S. middle-market companies. We believe that the size of the middle-market, coupled with the demands of these private companies for flexible sources of capital, create an attractive investment environment for us.

•	We believe private middle-market companies have faced increasing difficulty raising debt through the high-yield capital markets due to increased issue size requirements in that market.

•	We believe that commercial lenders have altered their approach to middle-market lending as they have adopted a more risk adverse approach to lending that has resulted in tightened credit standards.

•	We believe there is a large pool of uninvested private equity capital likely to seek mezzanine capital to support private investments.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other providers of mezzanine capital to private middle-market companies.

Blackstone's focus on private investing

Blackstone believes that it is one of the largest alternative asset managers in the world. Since its inception, Blackstone has invested over $15 billion of capital through its various private equity, real estate, mezzanine and senior debt funds. Because of its relative size within the private investment industry, Blackstone enjoys substantial deal flow and has developed substantial expertise across a broad range of industries. All of Blackstone's senior managing directors have an equity participation in the firm's investment businesses, including the Advisor, and therefore have an incentive to help the Advisor source, analyze and execute investment opportunities.

Mezzanine investing expertise

The five senior-most professionals responsible for the day-to-day activities of the Advisor have over 65 years of combined mezzanine investing experience. These professionals have collectively completed over 100 mezzanine transactions aggregating over $4 billion of invested capital, including 27 transactions aggregating approximately $780 million of invested capital while employed by Blackstone. These transactions have encompassed a broad range of industries and investment structures and have occurred through various economic cycles. The mezzanine industry is a highly specialized, niche business within the leveraged finance industry, and the Advisor's thorough understanding of all aspects of the mezzanine business will be critical to successfully sourcing, screening, structuring, documenting and monitoring our portfolio of mezzanine securities.

Established deal sourcing capabilities

The Advisor has been actively investing in mezzanine transactions since its formation in 1999. Over the past five years, the Advisor has developed relationships with numerous private equity firms and investment intermediaries that are substantial sources of mezzanine investment opportunities. The Advisor believes that it has had an opportunity to review a significant percentage of the mezzanine transactions completed within the industry over the past several years, particularly transactions with mezzanine securities of over $20 million. We believe the Advisor's established reputation in the mezzanine financing community will provide us immediate opportunities to invest capital.

Credit-focused investment philosophy

The Advisor's analysis of any investment opportunity is underpinned by an analytical focus on (i) the borrower's credit characteristics and ability to service debt adequately and (ii) the value of the underlying enterprise supporting the investment. These metrics are not defined in a strict fashion. Rather, the Advisor looks at the entirety of a potential transaction, focusing on the following issues:

•	Historical and projected financial performance. Prior to completing a mezzanine investment, the Advisor conducts a financial due diligence process which includes an analysis of (i) the issuer's historical financial performance and its historical ability to generate free cash flow and (ii) projected financial results under various scenarios affecting operating results. In addition, the Advisor assesses issues created by the proposed transaction (e.g. integration risks, effect of the transaction on customers, suppliers or key employees, etc.). Ultimately, these analyses are utilized to make an assessment of a company's future ability to adequately service and repay debt. The Advisor may engage outside professionals to assist in its diligence review.

•	Strong cash flow characteristics. The Advisor's investment philosophy places a premium on credit analysis and has a value orientation. The Advisor will focus on companies in which it believes we can invest at relatively low multiples of operating cash flow and that are generating positive operating cash flow at the time of investment. The Advisor emphasizes true intrinsic value and underlying cash flow, while minimizing the focus on more volatile metrics such as public equity valuations. We do not expect to make investments in start-up companies or companies experiencing negative operating cash flows. The ability of a prospective portfolio company to service and repay debt is dependent on its ability to generate free cash flow.

•	Leading industry position/industry structure and prospects. The Advisor will seek to invest our capital in companies that it believes have developed leading market positions within their respective markets and demonstrate sustainable competitive advantages. Particular attention will be paid to competitive structure (e.g., number and behavior of existing competitors, barriers to entry and exit), long-term growth prospects, cyclical exposures (both to macroeconomic cycles and other external factors such as commodity input prices), potentially disruptive technological forces and underlying consumer preferences. In addition to drawing upon primary and secondary data sources, the Advisor may engage industry experts, competitors, customers, and consultants, in order to formulate detailed views on the general attractiveness of the industry and a potential portfolio company's position within that industry.

•	Company's market positioning. The ability of a company to compete effectively even in the most attractive industries is a function of its competitive positioning, which in turn is driven by the quality of all of its factors of production, including its employees and senior management, facilities, systems and controls. The Advisor will examine these factors with the assistance of outside professionals, frequently calling upon relationships that Blackstone has developed over the past 19 years.

•	Experienced management / financial or strategic sponsor. An experienced management team can be critical to the success of an investment. The Advisor's assessment of a management team's expertise will be important in its investment decision. The Advisor will look for portfolio companies that have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests. We expect that a significant portion of our transactions will be related to activity by financial or strategic sponsors. The Advisor will seek to invest our capital in transactions with sponsors who have the ability to augment a company's internal management resources. In addition, the Advisor will assess the financial and operational resources of a transaction's equity or strategic sponsor and each sponsor's ability and willingness to invest additional equity if the need arises.

•	Asset / enterprise value coverage. The existence of significant underlying enterprise value provides important support to investments in mezzanine securities. The Advisor will look for portfolio companies that it believes have sufficient value beyond the mezzanine layer of the capital structure to provide an expectation of recovery for the investment in mezzanine securities. In addition to enterprise value, tangible assets such as accounts receivable, inventory, equipment and real estate may provide significant value to a mezzanine security.

Established Investment Procedures and Know-how

Blackstone has established operating procedures that are designed to improve the flow of information (where appropriate) throughout its organization. Over the past five years, these procedures have been applied and refined with respect to mezzanine investing. Blackstone has established a transaction approval process that involves the senior professionals dedicated to the mezzanine business as well as a team of additional senior professionals which reviews and approves all of Blackstone's investments. In addition, Blackstone has implemented monthly and quarterly transaction monitoring procedures designed to enable its management to identify issues and respond accordingly. We expect to benefit from these operating and monitoring procedures.

Flexibility versus private mezzanine funds

We believe that our flexibility to make investments of varying durations will be beneficial to our stockholders. While we expect our debt investments to generally have maturities of up to 10 years, we are not limited to making investments of that duration. Typically, private equity and venture capital funds that invest in mezzanine-type securities stipulate that the capital committed to these funds can generally only be invested once and must be returned to investors, together with any capital gains on such invested funds, within a pre-agreed time period. These provisions limit these funds' abilities to invest both in transactions with short durations (e.g., one-year bridge loans) and transactions with long expected investment durations that would go beyond the term of the fund. In addition to causing these funds to forego certain opportunities, these provisions often influence the timing of exits from transactions, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by the Advisor and supervised by our board of directors, a majority of whom are independent of Blackstone and its affiliates. The Advisor is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our investment advisory and management agreement, we have agreed to pay the Advisor an annual base management fee based on our total assets as well as an incentive fee based on our performance. See "Management — Investment advisory and management agreement."

As a business development company, we will be required to comply with certain regulatory requirements. See "Risk factors—Risks relating to our business and structure—Regulations governing business development companies will affect our operations and our ability to, and the way in which we, raise additional capital" and "—Changes in, and changes in interpretation of, laws or regulations governing us and our operations may have a material adverse effect on our business, as may our failure to comply with such laws and regulations" and "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Material U.S. federal income tax considerations."

Our executive and administrative offices are located at 345 Park Avenue, New York, NY 10154, telephone number (212) 803-6000. Our website address is www.blackridgeinv.com. Information on our website is not part of this prospectus.

THE OFFERING

Common stock offered by us	26,000,000 shares, excluding 3,900,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding after this offering	26,600,000 shares, excluding 3,900,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We plan to invest the net proceeds of this offering in furtherance of our investment objective described in this prospectus. See "Use of proceeds."

Blackstone investment and note	All of our outstanding common stock is currently owned by the Advisor and the Advisor anticipates purchasing additional shares of our common stock prior to consummation of this offering such that its aggregate investment in our common stock is $15 million at a price per share equal to the public offering price. In addition, the Advisor has agreed to pay to the underwriters on our behalf an additional sales load of $8,125,000 ($9,343,750 if the over-allotment option is exercised in full). This amount, which will be evidenced by a note, will accrue interest at a variable rate that will adjust quarterly equal to the three-month London Interbank Offered Rate (an index of interest rates), or "LIBOR," plus 2.00% per annum. On June 10, 2004, the three-month LIBOR was 1.47%. Beginning one year from the date of this prospectus, we will be obligated to repay this amount, together with accrued interest, if and to the extent that our net investment income exceeds a specified rate of return on our net assets.

Investment objective	Our investment objective is to generate current income and capital appreciation primarily through debt and equity investments in private companies. We intend to invest primarily in mezzanine securities, which are typically privately-negotiated subordinated or, less commonly, senior debt securities that are often issued with related warrants, options or other securities with equity characteristics. Our investments may also consist of senior secured loans, including second lien loans, high-yield securities, U.S. government securities, derivatives, asset-backed securities and certain direct equity investments. We may invest a significant portion of our assets in these instruments before we are primarily invested in mezzanine securities.

We expect to become primarily invested in mezzanine securities within approximately 18 months. Our ability to achieve this goal will depend upon market conditions and other factors. If we do not achieve this goal, it may have an adverse effect on our investment returns. If we are unable to become primarily invested in securities issued by eligible portfolio companies and similar types of issuers specified in the 1940 Act provisions relating to business development companies within approximately two years, we will consider any actions that may be in the best interests of our stockholders, including modifying our investment objective and policies or conceivably even seeking stockholder approval to cease to be regulated as a business development company.

Dividends	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. See "Dividends," "Business — Ramp Up Period investments" and "Material U.S. federal income tax considerations."

Taxation	We intend to elect to be treated as a RIC for federal income tax purposes. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In order to avoid any excise tax, we intend to distribute at least 98% of our taxable income and capital gains. See "Material U.S. federal income tax considerations."

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a dividend, stockholders' cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend reinvestment plan."

Proposed Nasdaq National Market symbol	We have filed an application to be listed on The Nasdaq National Market under the trading symbol "BLKR."

Risk factors	Certain factors you should carefully consider before deciding to invest in shares of our common stock are summarized below. See "Risk factors" beginning on page

15 for a more extensive discussion of these and other risk factors.

Risks relating to our investments:

•	Our investments will be risky, and you could lose all or part of your investment.

•	Economic recessions or downturns could impair our portfolio companies and harm our investment results.

•	We will be exposed to risks associated with changes in interest rates.

•	An investment strategy focused primarily on privately-held companies presents various challenges.

•	Our investments could be concentrated in a limited number of companies and industries.

•	Our portfolio companies will usually incur debt that ranks senior to, or equally with, our investments in such companies.

•	The length of the Ramp Up Period will depend upon market conditions and other factors.

•	The yield on our common stock will be lower during the Ramp Up Period, and there are significant risks associated with investments during the Ramp Up Period.

•	There are risks associated with our investments in derivatives and asset-backed securities, including derivatives tied to the returns of private investment funds.

•	The structure of our incentive fee may induce the Advisor to make speculative investments.

•	Our investments in foreign securities and hedging transactions may involve significant risks.

•	We may not realize capital gains from our equity investments.

•	We have not yet identified any investments.

Risks relating to our business and structure:

•	We are a new company with no operating history.

•	Blackridge is a different vehicle from any other Blackstone investment fund.

•	We are dependent upon key personnel of the Advisor for our future success and upon their access to Blackstone's investment professionals and senior management.

•	We operate in a highly competitive market for investment opportunities.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC, and our investments in pay-in-kind and deferred payment securities and other types of securities present certain investment and tax issues.

•	Regulations governing business development companies will affect our operations and our ability to, and the way in which we, raise additional capital.

•	Changes in, and changes in interpretation of, laws or regulations governing us and our operations may have a material adverse effect on our business, as may our failure to comply with such laws and regulations.

•	The use of leverage may expose us to additional risks.

•	If we are required to repay the amount paid to the underwriters by the Advisor on our behalf, we may have to realize losses and the amount that we have available for investment may be reduced.

•	Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

•	The lack of liquidity in our investments may adversely affect our results.

•	We may experience fluctuations in our quarterly results.

•	There are significant potential conflicts of interest.

•	Our ability to enter into transactions with our affiliates will be restricted.

Risks relating to this offering:

•	The market price of our common stock may fluctuate significantly and our shares may be subject to market discount risk.

•	You may not receive dividends and our dividends may not grow over time.

•	Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

•	We may allocate the net proceeds from this offering in ways with which you may not agree.

•	Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering; many closed-end funds trade at a discount to market value.

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Trading	Shares of closed-end investment companies frequently trade at prices lower than their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of the organization and offering expenses paid by us and the additional sales load paid by the Advisor on our behalf. See "Use of proceeds." This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering. Therefore, our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below our net asset value.

Leverage	We may borrow funds or issue preferred shares in order to make additional investments. We expect to use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant additional risk. See "Risk factors." We do not expect to employ significant leverage until after the end of the Ramp Up Period. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on the Advisor's and our board of directors' assessment of market and other factors at the time of any proposed borrowing.

Management arrangements	Blackstone Mezzanine Advisors L.P. will serve as our investment advisor and Blackridge Administration LLC will act as our administrator. We have entered into a license agreement with Blackstone Financial Services Inc., or "BFS," pursuant to which BFS has agreed to grant us a limited non-exclusive, royalty-free license to use the word "Blackridge" in our name and when describing the Administrator and to use the name "Blackstone" when describing the Advisor or our affiliation with Blackstone. For a description of Blackstone, see "Prospectus Summary — About Blackstone," and for a description of our contractual arrangements with Blackstone's affiliates, see "Management — Investment advisory and management agreement," "— Administration agreement," and "— License agreement."

Anti-takeover provisions	Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law, our charter or bylaws or other measures that we may adopt. See "Description of our capital stock."

Available information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's Internet website at http://www.sec.gov.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. Some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Blackridge," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Blackridge.

	Percentage of Offering Price
Stockholder Transaction Expenses
Sales load paid by us	3.50	%(1)
Offering expenses borne by us	0.24	%(2)
Dividend reinvestment plan expenses	None(3)
Total stockholder transaction expenses paid by us	3.74%
Additional sales load paid by the Advisor on our behalf	1.25	%(4)
Total stockholder transaction expenses	4.99%

	Percentage of Net Assets Attributable to Common Stock
Estimated Annual Expenses
Management fees	2.03	%(5)
Incentive fees	None(6)
Interest payments on borrowed funds	0.05	%(7)
Organizational expenses	0.04	%(8)
Other expenses	0.75	%(9)
Total annual expenses (estimated)	2.87	%(5)(9)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which are one-time fees, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $1,528,000.

(3)	The expenses of the dividend reinvestment plan are included in "other expenses."

(4)	The Advisor has agreed to pay to the underwriters on our behalf an additional 1.25% sales load ($8,125,000). The aggregate amount of the sales load to be paid by the Advisor will be $9,343,750 if the underwriters elect to exercise the over-allotment option in full. Beginning one year from the date of this prospectus, we will be obligated to repay this amount, together with accrued interest, in any calendar quarter in which, and to the extent that, pre-incentive fee net investment income in such quarter exceeds 2.5% (10.0% annualized) of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter. For an explanation of our pre-incentive fee net investment income, see "Management—Investment advisory and management agreement—Management fee."

(5)	Our management fee is based on our total assets, calculated at an annual rate of 2.00% of our total assets. The higher percentage in the table reflects the effect of the Advisor's payment of the additional sales load on net assets attributable to common stock. In recognition of the fact that we expect our investment income to be lower in the first year of operations than it will be thereafter, the Advisor has voluntarily agreed to waive a portion of the management fee payable to it such that (i) from the closing of this offering through December 31, 2004 the effective base management fee will be 0.75% per annum of our total assets and (ii) for the period from January 1, 2005 through June 30, 2005 the effective base management fee will be 1.50% per annum of our total assets. As we accrue liabilities, including debt representing financial leverage, our management fee would be a higher percentage of net assets attributable to our common stock. See "Management — Investment advisory and management agreement" and footnote 7 below.

(6)	As mezzanine securities are not commonly available in the secondary market, we anticipate that, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions, it will take us approximately 18 months to become primarily invested in mezzanine securities. See "Risk factors—Risks relating to our investments—The length of the Ramp Up Period will depend upon market conditions and other factors." During the Ramp Up Period we expect that we will not have any significant capital gains and we expect that our interest income will be below the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any significant incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent that we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, measured as of the end of each calendar quarter, subject to a provision which we refer to as a "catch-up." The catch-up permits the Advisor, once the hurdle rate has been achieved, to collect an incentive fee up to the amount that would have been paid that quarter if there were no hurdle rate. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets used to calculate the 2% base management fee (see footnote 5 above). The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation in such year, and will be payable at the end of each calendar year commencing with calendar year 2004. For a more detailed discussion of the calculation of this fee, see "Management — Investment advisory and management agreement."

(7)	Reflects interest payable only with respect to the Advisor's payment on our behalf of the additional 1.25% sales load payable to the underwriters. Interest on this amount will accrue at a variable rate that will adjust quarterly equal to the three-month LIBOR plus 2.00% per annum, compounded quarterly. We do not plan to incur significant leverage, or to pay significant interest in respect thereof, until after the end of the Ramp Up Period. However, assuming we borrowed for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 3.5%, our total annual expenses (estimated), as a percentage of total assets, would be as follows:

Management fees	2.00%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	None
Interest payments on borrowed funds	1.40%
Other expenses	0.47%
Total annual expenses (estimated)	3.87%

(8)	Organizational expenses are non-recurring.

(9)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the administration agreement. See "Management — Administration agreement."

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would employ no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$53.36	$109.31	$167.80	$325.96

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in an annual return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. See below for an example discussing the impact of the capital gains incentive fee. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments we will pay an incentive fee. As a result, our expenses as well as our returns to our investors will increase. The example does not reflect any repayments of the sales load paid by the Advisor to the underwriters on our behalf, since no amounts would be repayable under the assumptions described above. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend reinvestment plan" for additional information regarding our dividend reinvestment plan.

The projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock would be as follows if we assume that the 5% annual return results entirely from net realized capital gains. This illustrates the effect of the second part of the incentive fee.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$63.03	$137.84	$214.54	$414.84

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in an annual return greater or less than 5%.

The examples and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

An investment in our shares involves significant risk. Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR INVESTMENTS

Our investments will be risky, and you could lose all or part of your investment.

We intend to invest primarily in mezzanine securities. Mezzanine securities are typically not rated by any rating agency, but the Advisor believes that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB–" by Standard & Poor's). Indebtedness of below-investment-grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Our investments in mezzanine securities will be highly speculative and may result in an above-average amount of risk and volatility or loss of principal. We will also invest in assets other than mezzanine securities, including senior secured loans, including second lien loans, high-yield securities, U.S. government securities, derivatives, asset-backed securities and certain direct equity investments. These investments will entail additional risks that could adversely affect our investment returns.

Our investments in private middle-market companies may be risky.

Investment in private middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

•	private middle-market companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

•	these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us; and

•	private middle-market companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. It may be difficult for private middle-market companies to access the capital markets to meet future needs for capital. In addition, our executive officers and directors and the Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

The yield on our common stock will be lower during the Ramp Up Period.

We anticipate that during the Ramp Up Period our portfolio will initially consist primarily of cash, cash equivalents, U.S. government securities and high quality securities maturing in one year or less from the date of investment prior to investment in mezzanine securities. We will also invest in other instruments which may include senior secured loans, high-yield securities, derivatives, asset-backed securities having characteristics similar to senior secured loans or high-yield securities and other instruments deemed appropriate by the Advisor. During the Ramp Up Period, these investments are expected to represent a larger portion of our investment portfolio than they are expected to represent thereafter. These instruments offer the potential to enhance the returns of our portfolio, but with increased risks, including a risk of loss of principal. As mezzanine securities are not commonly available in the secondary market, we anticipate that, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions, it will take us approximately 18 months to become primarily invested in mezzanine securities. During the Ramp Up Period, we expect that our investment portfolio will yield substantially less than it will when it consists primarily of mezzanine securities. As a result, during the Ramp Up Period, the dividends we pay may be substantially lower than the dividends that we expect to pay when we are primarily invested in mezzanine securities, or we may not be able to pay dividends at all.

Economic recessions or downturns could impair our portfolio companies and harm our investment results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to service or repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of any collateral securing some of our investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. In addition, many of our portfolio investments may be similarly subject to the same economic conditions which could adversely affect the impact of our returns throughout our portfolio. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company were to go bankrupt, even if we had structured our interest as debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt and subordinate all or a portion of our claim to those of other creditors.

We will be exposed to risks associated with changes in interest rates.

We intend to hold most of our mezzanine securities until their maturity. However, to the extent that we do not hold mezzanine securities to maturity, or invest in Ramp Up Period investments or other investments that have fixed income components and do not hold such investments until maturity, the value we realize from these securities may be adversely impacted by changes in interest rates. Trading prices for debt securities that pay a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt securities generally having maturities of up to 10 years. This means that we will be subject to greater risk (other things being equal) than a fund investing solely in shorter-term securities. A decline in the prices of the debt securities we own could adversely affect the trading price of our shares.

An investment strategy focused primarily on privately-held companies presents various challenges, including the lack of available information about these companies.

We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of the Advisor's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of the company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. These factors could materially adversely affect our investment returns.

Our investments could be concentrated in a limited number of companies and industries.

We may invest the net proceeds of this offering in a limited number of companies. We estimate that when the net proceeds of this offering are fully invested we will hold investments in 25 to 50 companies, although the number may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns that we realize may be significantly adversely affected if a small number of investments perform poorly. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification. Our investments could be concentrated in relatively few industries and one or more economic factors could similarly adversely affect many or all of our investments.

Our portfolio companies will usually incur debt that ranks senior to, or equally with, our investments in such companies.

We intend to invest primarily in mezzanine securities. Our portfolio companies usually will have, or may be permitted to incur, other debt that ranks senior to, or equally with, our mezzanine securities. This means that payments on such securities may have to be made before we receive any payments on our mezzanine securities. For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the mezzanine securities in which we invest. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The length of the Ramp Up Period will depend upon market conditions and other factors.

Our ability to become primarily invested in mezzanine securities within approximately 18 months will depend upon market conditions and other factors, including our ability to identify investments that satisfy applicable regulatory requirements. See "Risk factors—Risks relating to our business and structure—Regulations governing business development companies will affect our operations and our ability to, and the way in which we, raise additional capital," "—Changes in, and changes in interpretation of, laws or regulations governing us and our operations may have a material adverse effect on our business, as may our failure to comply with such laws and regulations" and "—We operate in a highly competitive market for investment opportunities." If we do not achieve this goal, it may have an adverse effect on our investment returns.

There are significant risks associated with investments during the Ramp Up Period.

During the Ramp Up Period, a significant amount of our assets may be invested in senior secured loans, high-yield securities, derivatives, asset-backed securities having characteristics similar to senior secured loans, high-yield securities or other instruments deemed appropriate by the Advisor.

When our portfolio consists of a significant amount of high-yield securities, we will be exposed to greater risks than we would if we owned higher grade securities. Because of the substantial risks associated with high-yield securities, you could lose money on your investment in our shares, both in the short-term and the long-term. Because we will own securities with low credit quality, we will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. High-yield securities may experience high default rates, which would mean that we may lose some of our investment in such securities, which would adversely affect our net asset value and ability to make distributions.

Senior secured loans may have fixed interest rates, but often pay interest at rates that are reset periodically on the basis of a market reference rate plus a premium. Senior secured loans may be secured by collateral or they may be unsecured. As in the case of the high-yield securities discussed above, senior secured loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality. Senior secured loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. In addition, there is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, we might not receive payments to which we are entitled and thereby may experience a decline in the value of our investment and our net asset value.

During the Ramp Up Period, we intend to invest in debt instruments that we may sell prior to their maturity in order to provide funds to make mezzanine and other investments. This will therefore subject us to the risk of principal loss due to changes in interest rates and other market factors.

There are risks associated with our investments in asset-backed securities and derivatives, including derivatives tied to the returns of private investment funds.

Up to 30% of our portfolio may be invested in securities of public companies and non-U.S. issuers and in other financial instruments. A significant amount of this portion may be invested in derivatives and asset backed securities. Derivatives and asset-backed securities have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative or asset-backed security. The ability to successfully use derivatives and asset-backed securities depends on the Advisor's ability to predict the relationship of the values of these instruments with market movements, which cannot be assured. The use of derivatives and asset-backed securities may result in losses greater than if they had not been used, may require that we sell or purchase portfolio securities at inopportune times or prices, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts or as purchase price with respect to derivatives and asset-backed securities may not otherwise be available to us for investment purposes.

We expect to invest in derivatives and other financial instruments the returns on which are tied to the returns of private investment funds. These investments will be affected by the investment policies and decisions of the investment manager of the private investment funds underlying these investments. The investment managers of these funds can pursue a variety of investment strategies employing various types of investment practices and techniques, which may be speculative. These managers may invest in a wide range of securities and instruments. The net asset value of these instruments, and, as a result, our net asset value, will fluctuate in response to, among other things, various market and economic factors related to the markets and the instruments in which the private investment funds invest and the financial condition and prospects of issuers in which the private investment funds invest. Certain other risks apply to investments in derivatives based on the returns of private investment funds, including the following:

•	Private investment funds are typically not registered. Therefore, investors in a private investment fund do not have the benefit of the protections afforded by the 1940 Act.

•	Private investment funds typically engage in a variety of derivative, short-sale and other speculative transactions. Many of these transactions create "leverage" which can have the effect of materially increasing a fund's exposure to a potential risk of loss. These transactions can thus cause a material decrease in our net asset value.

•	Private investment funds can be non-diversified, which increases their investment risks.

•	We are dependent on the information provided by the private investment funds, if any, and we may have little or no means of independently verifying this information. There is a risk that inaccurate valuations provided by the private investment funds could adversely affect the value of the derivatives and therefore our shares. In addition, we may not be able to ascertain whether the private investment funds are adhering to their disclosed investment strategies.

The private investment funds may not have properly weighted risk allocations across a wide spectrum of private investment fund sectors and styles.

The structure of our incentive fee may induce the Advisor to make speculative investments.

The incentive fee payable by us to the Advisor may create an incentive for the Advisor to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. The way in which the incentive fee payable to the Advisor is determined, which is calculated as a percentage of the return on our net assets in excess of a hurdle rate, may encourage the Advisor to use leverage to increase the return on our investments. The repayment terms of the note that we will issue to the Advisor may provide an additional incentive for the Advisor to make riskier investments. Under some circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the Advisor will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the Advisor may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be required to pay an incentive fee even in a fiscal quarter in which we have incurred a loss. For example, if we have pre-incentive fee net investment income above the hurdle rate and realized capital losses, we will be required to pay the first part of our incentive fee.

That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The Advisor will not be required to reimburse us for any such incentive fee payments.

Our investments in foreign securities and hedging transactions may involve significant risks.

Our investment strategy contemplates potential investments in foreign companies or U.S. companies with significant foreign operations. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. We may borrow foreign currencies to make foreign investments, which would tend to mitigate our exposure to foreign currency risks. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ other hedging techniques to minimize these risks, but we can offer no assurance that we will employ such strategies or that such strategies will be effective.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates and judge counterparty risk. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We may not realize capital gains from our equity investments.

When we invest in mezzanine securities, we may acquire warrants or other equity securities as well. We may also invest directly in various equity securities. Our goal is ultimately to dispose of such equity interests and realize capital gains upon our disposition of such interests. However, the equity interests we receive or invest in may not appreciate in value and, in fact, may decline in value. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it would be advantageous to resell. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We have not yet identified any investments.

We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by the Advisor and our stockholders will not have input into such investment decisions.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are subject to market discount risk.

As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The size of any potential discount will fluctuate over time. Our shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering because net asset value will be reduced immediately following the initial offering by the sales load charge and organizational and selling expenses paid by us. Therefore, our common shares may be more appropriate for long-term investors than for investors with shorter investment horizons and should not be treated as trading vehicles.

We are a new company with no operating history.

We were incorporated in April 2004 and have not yet commenced operations. We are subject to many of the business risks and uncertainties associated with any new financial services business, including the risk that we will not achieve our investment objective and the risk that the value of your investment could decline substantially. The Advisor and its senior management have limited experience managing a portfolio of assets under the constraints imposed by the 1940 Act. These constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Blackridge is a different vehicle from any other Blackstone investment fund.

Our investment strategies will differ from those of other private funds (including BMP) that are or have been managed by Blackstone and its affiliates. Investors in Blackridge are not acquiring any interest in Blackstone or in any other Blackstone investment fund. We will not make mezzanine or private equity investments in companies in which any Blackstone affiliate has an interest. This may adversely affect the pace at which we make investments. We can provide no assurance that Blackridge will replicate the historical or future performance of Blackstone's private investment funds, including BMP, and we caution you that our investment returns are expected to be substantially lower than the returns achieved by those private funds, including BMP. As a business development company, we are subject to certain investment restrictions that do not apply to BMP.

We are dependent upon key personnel of the Advisor for our future success and upon their access to Blackstone's investment professionals and senior management.

We will depend on the diligence, expertise and business relationships of the senior management of the Advisor, including senior managing directors Howard Gellis and Salvatore Gentile. For a description of the senior management team, see "Management." The management of the Advisor will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior management team of the Advisor. The departure of one or more senior managers of the Advisor could have a material adverse effect on our ability to achieve our investment objective and on the price of our stock.

We operate in a highly competitive market for investment opportunities.

We will compete with public and private investment funds, business development companies, commercial and investment banks (including the underwriters and their affiliates), commercial financing companies, insurance companies, high-yield investors, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and may have greater financial, technical and marketing resources than we do. Some competitors may have access to lower cost funds and funding sources that are not available to us. Some competitors may have higher risk tolerances or different risk assessments or be willing to accept lower returns, which could allow them to consider a wider variety of investments and establish more relationships than we do. Many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can give no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors'

pricing, terms and structure and such lost opportunities can affect our ability to fully invest our capital. If we match our competitors' pricing, terms and structure due to market requirements, we may experience decreased net interest income and increased risk of credit loss. In addition, there are a number of newly formed business development companies which will be seeking to invest the proceeds of their offerings at the same time as us, which could adversely impact our returns.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and thus may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Our investments in pay-in-kind and deferred payment securities and other types of securities present certain investment and tax risks.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that do not pay cash interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions and interest rate changes than comparably rated securities paying cash interest at regular interest payment dates. Such non-cash income, which could be significant relative to our overall investment activities, will be included in income before we receive any corresponding cash payments.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts of pay-in-kind securities and deferred payment securities.

Since in certain cases we may recognize income before or without receiving cash representing such income, there is a risk that we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. In addition, in order to avoid an excise tax, we intend to distribute at least 98% of our taxable income and capital gains. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax or be forced to pay an excise tax. See "Material U.S. federal income tax considerations—Taxation as a RIC."

Regulations governing business development companies will affect our operations and our ability to, and the way in which we, raise additional capital.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in qualifying assets, which include securities of private or thinly-traded public U.S. companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.

In this connection, one of the categories of qualifying assets under the 1940 Act consists of securities of "eligible portfolio companies." If we are unable to become primarily invested in securities issued by eligible portfolio companies and similar types of issuers specified in the 1940 Act provisions relating to business development companies within approximately two years, we will consider any actions that may be in the best interests of our stockholders, including modifying our investment objective and policies or conceivably even seeking stockholder approval to cease to be regulated as a business development company.

An eligible portfolio company is defined in the 1940 Act as any company that: (a) is organized under the laws of, and has its principal place of business in, the United States; (b) with certain exceptions, is not an investment company or a company that would be an investment company but for certain exclusions under the 1940 Act; and (c) satisfies one of three criteria. One of the criteria is that the company not have any class of securities with respect to which a member of a national securities exchange, broker or dealer may extend or maintain credit to or for a customer pursuant to rules or regulations adopted by the Board of Governors of the Federal Reserve System, or "Federal Reserve Board," under section 7 of the Exchange Act, or "margin securities." We refer to this provision as the "no margin securities test."

Regulation T, the Federal Reserve Board regulation governing the extension of credit by brokers and dealers, identifies securities that are margin securities. When the provisions of the 1940 Act relating to business development companies were enacted in 1980, margin securities were limited to (i) securities that were listed on a national securities exchange; (ii) equity securities that were traded over the counter and listed on the Federal Reserve Board's "OTC margin stock" list; and (iii) limited categories of non-listed debt securities that were issued in public offerings by public companies. Under this standard, a private company (that is, a company that had not publicly offered any securities and did not file periodic reports under the Exchange Act) that had outstanding privately-placed debt securities would have been an eligible portfolio company under the no margin securities test.

In 1998, the Federal Reserve Board amended Regulation T to include within the definition of margin securities any "non-equity security." Non-equity securities include debt securities. If applied literally, this change would mean that any company that has issued any debt securities would not be an eligible portfolio company under the no margin securities test and we would be unable to pursue our strategy of investing in primarily mezzanine investments. This would have a material adverse effect on our company.

We do not believe that this result was intended by the Federal Reserve Board when it amended Regulation T in 1998 or contemplated by Congress when it enacted the provisions of the 1940 Act relating to business development companies. While the legislative history of the 1940 Act provisions relating to business development companies indicates that Congress was aware that Regulation T could be amended by the Federal Reserve Board, we do not believe that Congress contemplated that it could be amended in a way that would cause a private company that had outstanding debt securities to fail the no margin securities test. The business development company provisions of the 1940 Act were enacted to facilitate the flow of capital to American businesses, particularly to smaller, growing businesses. We believe that interpreting the no margin securities test to exclude all private companies with any outstanding debt securities would undermine the legislative purpose of these provisions. In addition, under applicable self-regulatory organization rules that govern the ability of brokers and dealers to extend margin credit, many non-equity securities issued by private companies may not be effectively marginable. Thus, we do not believe that the no margin test should be interpreted as causing such private companies to fail the no margin securities test, notwithstanding the literal language of the 1940 Act and Regulation T. The SEC and the courts may have a different interpretation of this provision and, accordingly, we cannot assure you that we will be able to pursue our investment objectives.

Legislation currently pending in Congress, H.R. 3170 (the Increased Capital Access for Growing Business Act), would, if enacted, alter the criteria used to determine if securities can be treated as qualifying assets. The new criteria, if enacted, would allow securities to be treated as qualifying assets if (i) the issuer of the securities does not have any class of equity securities listed for trading on a national securities exchange or traded through the facilities of a national securities association or (ii) the aggregate value of the issuer's outstanding publicly traded equity securities is not more than $250,000,000. The enactment of this legislation would confirm that private companies with outstanding debt securities, as well as other types of companies, are eligible portfolio companies. We cannot assure you that H.R. 3170 or similar legislation will be enacted or, if enacted, that it would not be materially different than the legislation that is pending.

We will invest primarily in private companies that may have outstanding privately-placed debt securities (in addition to the securities that we acquire) and we intend to treat such investments as qualifying assets. Unless H.R. 3170 is enacted or the status of private companies with privately-issued debt securities as eligible portfolio companies is clarified through SEC rulemaking or other means, there is a risk that the types of investments that we intend primarily to make would not be deemed to be qualifying assets. We have received no assurance from the SEC or its staff as to whether or not they agree with our interpretation that privately-issued debt securities of private companies are qualifying assets.

A decision by the SEC or a court that conflicts with our interpretation would have a material adverse effect on our business. For example, such a decision would make it more difficult for us to identify investment opportunities and may require us to change our investment objective or policies, or conceivably seek stockholder approval to cease to be regulated as a business development company. The SEC may also take such other actions against us as it determines to be appropriate.

Such a decision also may require that we dispose of investments made based on our interpretation. Disposing of such investments could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. Because these types of investments will generally be illiquid, we may have difficulty in finding a buyer for these investments and, if we do, we may have to sell them at a substantial loss.

The 1940 Act imposes other constraints on our operations. We may borrow money or issue preferred stock, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such a sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). See "Regulation."

Changes in, and changes in interpretation of, laws or regulations governing us and our operations may have a material adverse effect on our business, as may our failure to comply with such laws and regulations.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, including those governing the types of investments we are permitted to make, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or any change in the interpretation of these laws or regulations, could have a material adverse effect on our business, as could any failure by us to comply with such laws and regulations.

As discussed above, there is a risk that certain investments that we intend to treat as qualifying assets will be determined to be not entitled to such treatment. This would have a material adverse effect on our business. See "Risk Factors—Regulations governing business development companies will affect our operations and our ability to, and the way in which we, raise additional capital." In addition, as described above, legislation currently pending in Congress would, if enacted, alter the criteria used to determine if a company is an eligible portfolio company under the 1940 Act by permitting qualifying investments to be made by business development companies in a broader range of companies. We cannot assure you that this legislation will be enacted, or if enacted, that it would not be materially different than what has been proposed. If the pending legislation, or other legislation, is enacted, new rules are adopted or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our manager to other types of investments in which our manager may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

The use of leverage may expose us to additional risks.

We may borrow funds or issue preferred shares in order to make additional investments. Initially, our only leverage will consist of the Advisor's payment on our behalf of the additional 1.25% sales load payable to the underwriters. We do not expect to employ significant leverage until most of the proceeds of this offering are invested in mezzanine securities and other securities consistent with our long-term investment strategy. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on the Advisor's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. Although we may create an opportunity for increased net income and capital appreciation for our common stockholders by utilizing leverage, leverage also results in additional risks and can magnify the effect of any losses. If the income or gains from the securities purchased with leverage proceeds are less than the cost of such leverage, our returns will be lower, potentially significantly, than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations of stockholders, including:

•	the likelihood of greater volatility of net asset value and market price of the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings will reduce the return to our stockholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the shares than if we were not leveraged, which may result in a greater decline in the market price of our shares; and

•	if we use financial leverage, the investment advisory fees payable to the Advisor will be higher than if we did not use leverage.

Any requirement that we sell assets at a loss in order to redeem or pay interest or dividends on any leverage or for other reasons would reduce our net asset value and also make it difficult for the net asset value to recover. The Advisor in its best judgment nevertheless may determine to use leverage if it expects that the benefits to our stockholders of maintaining the leveraged position will outweigh the current reduced return.

Some types of senior securities may result in our being subject to covenants in credit agreements relating to asset coverage and investment portfolio composition requirements. These covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time.

We may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and transfer a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers whom we would expect to be willing to accept a lower interest rate to invest in the senior securities of diversified loan pools, and we would retain a portion of the equity in the securitized pools of loans. An inability to successfully securitize our loan portfolio could limit our ability to fully execute our investment strategy and decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our loan portfolio might expose us to significant losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act may also impose restrictions on the structure of any securitization.

If we are required to repay the amount paid to the underwriters by the Advisor on our behalf, we may have to realize losses and the amount that we have available for investment may be reduced.

The Advisor has agreed to pay to the underwriters on our behalf an additional 1.25% sales load with respect to the offering of our shares in the aggregate amount of $8,125,000 ($9,343,750 if the underwriters exercise the over-allotment option in full). Beginning one year from the date of this prospectus, we will be obligated to repay this amount, together with accrued interest, (1) in any calendar quarter in which, and to the extent that, pre-incentive fee net investment income in such quarter exceeds 2.5% (10.0% annualized) of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter, and (2) in the event of our liquidation. In order to meet our obligations to repay this amount while making distributions to our stockholders necessary to maintain our RIC status and avoid the imposition of federal income and excise taxes, we may have to dispose of a portion of our investments. This may result in our realizing losses and reduce the amount that we have available for investment.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

A large portion of our investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors will utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments on its debt and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies are inherently uncertain, they may fluctuate over short periods of time and may differ materially from the values that would have been used if a liquid secondary market for these securities existed. Consequently, our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposition of such investments.

The lack of liquidity in our investments may adversely affect our results.

After the Ramp Up Period, most of our investments will be in private companies. Substantially all of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. We may need to raise cash to pay our dividends, which we expect to equal at least 98% of our income, if a portion of our income results from non-cash gains such as from an original issue discount instrument. If we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We could face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliate of Blackstone has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest.

In addition to managing the Advisor, which advises both BMP and Blackridge, Messrs. Gellis and Gentile oversee Blackstone's senior secured debt investment business (which is currently conducted through Hanover Square CLO Ltd., Union Square CDO Ltd., and Monument Park CDO Ltd.). Messrs. Gellis and Gentile and the Advisor will have obligations to investors in entities other than Blackridge, the fulfillment of which might be inconsistent with our or our stockholders' best interests. While our principal investment objective is substantially different from those of other Blackstone-advised funds (other than BMP, which will cease to commit to investments in new portfolio companies upon completion of this offering), such other funds, including new investment vehicles not yet established, may from time to time have overlapping investment objectives with our objective, and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. As a result, the Advisor may face conflicts in the allocation of investment opportunities among other Blackstone funds and us. For example, we may seek to invest in senior loans that are also within the investment objectives of Hanover Square, Union Square and Monument Park. If these conflicts occur, consistent with its fiduciary duties the Advisor will endeavor to allocate investment opportunities in a fair and equitable manner. We generally will not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with Blackstone other than the Advisor.

We do not expect that our chief financial officer will perform duties for other Blackstone entities in addition to his or her primary duties and responsibilities to us, although he or she may do so. We expect that our chief compliance officer will perform duties for other Blackstone entities in addition to his or her duties and responsibilities to us.

We will pay the Administrator our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including costs incurred by the Administrator in connection with providing on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance, rent, the cost of our chief financial officer and his or her staff, our allocable portion of the cost of our chief compliance officer and his or her staff, technology and communications costs and other operating costs. These payments and allocations will be subject to the approval of the independent directors of our board of directors.

We will pay management and incentive fees to the Advisor, and will reimburse the Advisor for certain expenses it incurs. Investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. Furthermore, the Advisor has agreed to pay to the underwriters on our behalf an additional 1.25% sales load with respect to the offering of our shares in the aggregate amount of $8,125,000 ($9,343,750 if the underwriters exercise the over-allotment option in full). See "Advisor note." As a result of these arrangements, there may be times when the management team of the Advisor has interests that differ from those of our stockholders, giving rise to a conflict.

In the regular course of its investment and advisory businesses Blackstone either invests in, or represents potential purchasers, issuers, sellers and other involved parties, including corporations, financial buyers, management stockholders and institutions with respect to, transactions that could give rise to investments in mezzanine securities. The involvement of Blackstone in these transactions may tend to limit the opportunities available to us. Blackstone may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time Blackstone may serve as advisor to creditor or equity committees. This involvement (for which Blackstone may be compensated) may limit or preclude flexibility that we may otherwise have to participate in restructuring transactions.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by the Advisor, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, the Advisor will consider the investment and tax objectives of us and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

RISKS RELATING TO THIS OFFERING

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

You may not receive dividends and our dividends may not grow over time.

We intend to make cash distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Further, to the extent that we incur debt, such debt may limit our ability to pay dividends.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Blackridge or the removal of our directors. We are subject to the Maryland Business Combination Act, or the "Business Combination Act," subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If this resolution exempting business combinations is repealed by our board in the future or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act, or the "Control Share Acquisition Act," acquisition of our common stock by any person. If our board amends our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in our best interests and the best interests of our stockholders.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering; many closed-end funds trade at a discount to market value.

We cannot assure you that a trading market will develop for our common stock after this offering. If a market develops, our common stock may be thinly traded in such market. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have 26,600,000 shares of common stock outstanding (or 30,500,000 shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our expected operating plans;

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital, including the potential use and availability of leverage;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our ability to make investments consistent with our investment objective; and

•	our pace of investment.

We use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk factors" and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC.

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

OVERVIEW

Blackridge was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Revenues

We plan to generate revenue in the form of interest payable on the mezzanine and other securities that we hold and capital gains, if any, on warrants or other equity securities that we may acquire in portfolio companies. We expect our debt investments to generally have maturities of up to 10 years. Interest on debt securities generally will be payable quarterly or semi-annually. In some cases, interest on our investments will accrue or be paid in the form of additional debt. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at their maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be recognized as earned.

Expenses

Our primary operating expenses will include the payment of management fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment management fee will compensate the Advisor for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See "Management — Investment advisory and management agreement." We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and any offering of our common stock or any other securities, including the securities issued pursuant to this offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Advisor payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and compliance and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on our debt or dividends on our preferred stock, if any, incurred to finance our investments; management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; the cost of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including costs incurred by the Administrator in connection with providing on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance, rent, the cost of our chief financial officer and his or her staff, our allocable portion of the cost of our chief compliance officer and his or her staff, technology and communications costs and other operating costs. However, if at any time in the future our chief financial officer should provide services to affiliates of the Advisor in addition to his or her role as our chief financial officer, then we will thereafter bear only our allocable portion of the cost of our chief financial officer and his or her staff. These payments and allocations will be subject to the approval of the independent directors of our board of directors. See "Management — Administration agreement." Issuers of mezzanine securities and other privately-issued securities may reimburse our or the Advisor's out-of-pocket expenses incurred in connection with the consideration of a proposed investment (including, but not limited to, payments to third parties, such as agents, consultants or other advisors, and travel-related expenses). To the extent that we enter into interest rate or other hedging activities, which will be subject to compliance with applicable legal requirements and which may include the use of futures, options and forward contracts, we will bear the costs of such activities.

Financial condition, liquidity and capital resources

We will generate cash primarily from the net proceeds of this offering and cash flows from our investments made in furtherance of our investment objective. In the future, we may also fund a portion of our investments through borrowings and issuances of senior securities. Other than as a hedge for investments denominated in a foreign currency, we do not expect to employ significant leverage until after the end of the Ramp Up Period. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we will employ will depend on the Advisor's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. In the future, we may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds will be to make investments in furtherance of our investment objectives and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $640,472,000 ($734,559,500 if the over-allotment is exercised in full) and our only indebtedness will be the amount repayable to the Advisor of $8,125,000 ($9,343,750 if the over-allotment option is exercised in full). See "Use of proceeds."

CONTRACTUAL OBLIGATIONS

We have entered into three contracts under which we have material future commitments: (i) the investment advisory and management agreement, pursuant to which the Advisor has agreed to serve as our investment advisor, (ii) the administration agreement, pursuant to which the Administrator has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance, and (iii) a license agreement with BFS pursuant to which BFS has agreed to grant us a limited non-exclusive, royalty-free license to use the word "Blackridge" in our name and when describing the Administrator and to use the name "Blackstone" when describing the Advisor or our affiliation with Blackstone. Payments under the investment advisory and management agreement in future periods will be equal to (1) a percentage of the value of our total assets and (2) an incentive fee based on our performance. Payments under the administration agreement will be equal to the allocable portion of the Administrator's overhead in performing its obligations under the administration agreement, including the cost of our chief financial officer and chief compliance officer and their respective staffs, occupancy costs, technology and communications costs and other operating costs. See "Management — Investment advisory and management agreement," "— Administration agreement" and "— License agreement." Each of these contracts may be terminated by either party without penalty upon 60 days' written notice to the other.

The Advisor has agreed to pay to the underwriters on our behalf an additional 1.25% sales load with respect to the offering of our shares in the aggregate amount of $8,125,000 ($9,343,750 if the underwriters exercise the over-allotment option in full). Our obligation to repay this amount will be evidenced by a note issued by us to the Advisor. The note will accrue interest at a variable rate that will adjust quarterly equal to the three-month LIBOR plus 2.00% per annum, compounded quarterly. On June 10, 2004, the three-month LIBOR was 1.47%. Beginning one year from the date of this prospectus, payments of principal or interest will be required to be made (1) in any calendar quarter in which, and to the extent that, pre-incentive fee net investment income in such quarter exceeds 2.5% (10.0% annualized) of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter, and (2) in the event of our liquidation. Any amounts payable will first be applied to accrued interest and then to the unpaid portion of the note.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 26,000,000 shares of our common stock in this offering will be approximately $625,472,000 (or approximately $719,559,500 if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $25.00 per share, after deducting the sales load and estimated organization and offering expenses of approximately $1,778,000 payable by us.

We plan to invest the net proceeds of this offering, along with the $15 million invested by the Advisor, in furtherance of our investment objective and in accordance with our investment strategies. We intend to invest primarily in mezzanine securities, which are typically privately-negotiated subordinated or, less commonly, senior debt securities that are often issued with related warrants, options or other securities with equity characteristics. Our investments may also consist of senior secured loans, including second lien loans, high-yield securities, U.S. government securities, derivatives, asset-backed securities and certain direct equity investments. As mezzanine securities are not commonly available in the secondary market, we anticipate that, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions, it will take us approximately 18 months to become primarily invested in mezzanine securities. We anticipate that during this initial period, the Ramp Up Period, we will initially invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high quality securities maturing in one year or less from the date of investment prior to investment in mezzanine securities. We will also invest in other instruments which may include senior secured loans, high-yield securities, derivatives and asset-backed securities or other instruments deemed appropriate by the Advisor. During the Ramp Up Period, these investments are expected to represent a larger portion of our investment portfolio than they are expected to represent thereafter. See "Regulation — Investments during the Ramp Up Period" for additional information about temporary investments we may make during the Ramp Up Period.

DIVIDENDS

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors. See "Business — Ramp Up Period investments."

To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. federal income tax considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, stockholders' cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend reinvestment plan."

CAPITALIZATION

The following table sets forth (1) our actual capitalization at May 31, 2004 and (2) our capitalization as adjusted to reflect the effects of (i) the private placement of our stock sold to the Advisor and (ii) the sale of our common stock in this offering at an assumed public offering price of $25.00 per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with "Use of proceeds" and our balance sheet included elsewhere in this prospectus.

	As of May 31, 2004
	Actual	As Adjusted (1)
	(Amounts in thousands)
Assets:
Cash	$1.5	$640,472.0
Total assets	$1.5	$640,472.0
Liabilities and stockholders' equity:
Note payable to Advisor	$0.0	$8,125.0
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares of common stock authorized; 60 shares of common stock outstanding, actual; 26,600,000 shares of common stock outstanding, as adjusted	0.0	26.6
Capital in excess of par value	1.5	632,320.4
Total stockholders' equity	1.5	632,347.0
Total liabilities and stockholders' equity	$1.5	$640,472.0

(1)	Does not include the underwriters' over-allotment option of 3,900,000 shares.

BUSINESS

BLACKRIDGE

Blackridge is a newly-organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the 1940 Act. We also intend to elect to be treated as a RIC for federal income tax purposes. Blackstone Mezzanine Advisors L.P. will serve as our investment advisor. Our investment objective is to generate current income and capital appreciation primarily through debt and equity investments in private companies. We may also invest in securities of public companies. There can be no assurance that we will achieve our investment objective.

ABOUT BLACKSTONE

Blackstone is a private merchant banking firm based in New York whose businesses, in addition to mezzanine investing, include corporate private equity investing, real estate private equity investing, senior secured debt investing, corporate advisory services, restructuring and reorganization advisory services, and marketable alternative asset management (hedge funds). The following is a brief discussion of each of Blackstone's seven businesses. Professionals in all seven of these businesses are sources of potential mezzanine, equity and other investment opportunities for Blackridge.

Corporate Private Equity Investing

Blackstone has raised approximately $12.3 billion of capital for general corporate private equity investing through four separate investment vehicles. Its current fund, Blackstone Capital Partners IV L.P., is one of the largest private equity funds in the world, with approximately $6.5 billion of committed capital. In addition, Blackstone has raised approximately $2.0 billion for a communications fund. Since 1988, Blackstone has invested approximately $9 billion of equity capital in 78 separate transactions with a total transaction value of approximately $88 billion. These investments have been made in a diverse group of industries in the United States and abroad, and through varying types of investment structures.

Real Estate Private Equity Investing

Blackstone has established one of the largest real estate private equity investment programs, having raised approximately $5.6 billion through five real estate investment funds. Since 1991, Blackstone has invested approximately $4 billion of capital in 133 separate real estate transactions with a total value of approximately $28 billion.

Mezzanine Investing

Blackstone formed our investment advisor, Blackstone Mezzanine Advisors L.P., in 1999 to act as the investment advisor for BMP, a private investment fund with total commitments of approximately $1.1 billion. Since its inception, BMP and its related entities have invested approximately $780 million in 27 separate transactions. Following this offering, BMP will cease committing capital to new portfolio companies, although new investments for which BMP has made definitive commitments prior to the date of this offering will be made by BMP.

Senior Secured Debt Investing

Blackstone currently manages three collateralized debt obligation vehicles with total capital of approximately $2 billion which invest primarily in senior secured loans. These vehicles currently own approximately $1.5 billion of senior loans from 208 different issuers.

Corporate Advisory Services

Blackstone's corporate advisory services practice specializes in mergers and acquisitions transactions, representing a full spectrum of American and foreign companies. In the past six years it has advised on over $75 billion of mergers and acquisitions transactions. It also provides advice with respect to capital structure and financing transactions.

Restructuring and Reorganization Advisory Services

Blackstone's restructuring and reorganization advisory practice is one of the largest groups of its type. Since launching this business in 1991, Blackstone professionals have advised or are advising debtors or creditors in approximately 150 restructurings, involving over $320 billion of total liabilities.

Marketable Alternative Asset Management

Blackstone Alternative Asset Management L.P., or "BAAM," is one of the largest marketable alternative asset management groups in the hedge fund industry, with approximately $8.8 billion under management. BAAM currently manages ten non-traditional multi-manager strategies, investing clients' funds in a variety of hedge funds.

We expect to benefit from the experience of the professionals dedicated to the Advisor, as well as from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities available throughout the Blackstone organization.

The following table lists the private investment funds Blackstone is currently advising or has previously advised.

Investment Funds Advised by Affiliates of Blackstone

Fund Name	Investment Focus	Established	Committed Capital (1) (in billions)	Status
Blackstone Capital Partners L.P.	Corporate private equity	1987	$0.8	Fully invested and realized
Blackstone Capital Partners II L.P.	Corporate private equity	1993	1.3	Fully invested, substantially realized
Blackstone Capital Partners III L.P.	Corporate private equity	1997	3.8	Fully invested, partially realized
Blackstone Communications Partners I L.P.	Corporate private equity in communications industry	2000	2.0	Actively investing
Blackstone Capital Partners IV L.P.	Corporate private equity	2002	6.5	Actively investing
Blackstone Real Estate Partners I L.P.	Real estate opportunities	1994	0.3	Fully invested and realized
Blackstone Real Estate Partners II L.P.	Real estate opportunities	1996	1.1	Fully invested, substantially realized
Blackstone Real Estate Partners III L.P.	Real estate opportunities	1999	1.4	Fully invested, partially realized
Blackstone Real Estate Partners International L.P.	International real estate opportunities	2001	0.7	Actively investing
Blackstone Real Estate Partners IV L.P.	Real estate opportunities	2002	2.0	Actively investing
Blackstone Mezzanine Partners L.P. (2)	Mezzanine securities	1999	1.1	Substantially invested

Fund Name	Investment Focus	Established	Committed Capital (1) (in billions)	Status
Hanover Square CLO Ltd.	Senior secured debt	2002	0.6	Actively investing
Union Square CDO Ltd.	Senior secured debt	2003	0.4	Actively investing
Monument Park CDO Ltd.	Senior secured debt	2004	1.0	Actively investing
Various funds managed by Blackstone Alternative Asset Management L.P. (3)	Funds of hedge funds	1990-2004	8.8	Actively investing
Blackstone Relative Value Fund	Proprietary fixed income hedge fund	2002	0.2	Actively investing
Total			$32.0

(1)	Amounts represent capital commitments at inception for each fund, except for BAAM and Blackstone Relative Value Fund, for which amounts represent capital under management at June 1, 2004.

(2)	The Advisor is the investment advisor for Blackstone Mezzanine Partners L.P. Following this offering, BMP will cease committing capital to new portfolio companies, although new investments for which BMP has made definitive commitments prior to the date of this offering will be made by BMP.

(3)	Includes 21 funds managed by BAAM.

ABOUT BLACKSTONE MEZZANINE ADVISORS L.P.

Blackstone Mezzanine Advisors L.P., our investment advisor, was formed in 1999 to act as the investment advisor for BMP, a private investment fund with total commitments of approximately $1.1 billion. Since its inception, BMP and its related entities have invested approximately $780 million in 27 separate transactions. Following this offering, BMP will cease committing capital to new portfolio companies, although new investments for which BMP has made definitive commitments prior to the date of this offering will be made by BMP. The activities of the Advisor are overseen by Blackstone senior managing directors Howard Gellis and Salvatore Gentile, who have a combined 35 years of mezzanine investing experience and have worked together for 15 years. The Advisor has nine other professionals devoted to mezzanine investing. Following this offering, the Advisor may hire additional professionals to reflect an expected increase in transaction activity as the scope and volume of our investment activities expand beyond those historically undertaken by BMP.

We expect to benefit from the Advisor's expertise in sourcing, evaluating, structuring, documenting, monitoring and, ultimately, realizing on mezzanine and other investments. The mezzanine finance industry is highly specialized and the Advisor and its employees have substantial experience within the industry. This experience has allowed the Advisor to develop relationships with many sources of mezzanine investment opportunities.

The Advisor also benefits from the combined resources and abilities of Blackstone's 236 investment and advisory professionals and the industry, management and financing relationships and expertise developed by Blackstone over the past 19 years.

MARKET OPPORTUNITY

We intend to focus on investing in mezzanine securities of private U.S. middle-market companies. We believe that the size of the middle-market, coupled with the demands of these private companies for flexible sources of capital, create an attractive investment environment for us.

•	We believe private middle-market companies have faced increasing difficulty raising debt through the high-yield capital markets. While many private middle-market companies previously were able to raise funds by issuing high-yield securities, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. For example, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to almost $185 million in 2003 and, in 2003, fewer than 3% of first-time issuers in the high-yield market raised less than $100 million. From 2000 through April 30, 2004, only seven first-time issuers completed high-yield transactions of less than $100 million. In addition, the high-yield market experiences significant short- and long-term inflows and outflows of funds that can shift demand for new high-yield securities, at times creating an environment that is difficult for even the strongest potential issuers. This market volatility makes it difficult for companies to gain certainty that high-yield financing will be available to them when they require it. In addition, high-yield issuers are often required to subsequently register their securities with the SEC, thereby subjecting them to costs and disclosure requirements that can be avoided with private mezzanine securities.

•	We believe that commercial lenders have altered their approach to middle-market lending. We believe some banks have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe this trend has further reduced the financial options and the amount of capital available to private middle-market companies from traditional commercial lenders. In addition, the availability of capital to private middle-market companies has been reduced by the consolidation of commercial banks throughout the United States. Between 1990 and December 2003, the number of FDIC-insured financial institutions decreased from approximately 15,000 to approximately 9,000. Further, we believe regional banks—which have historically constituted the primary source of capital for private middle-market companies—have increasingly focused on asset-supported senior financing, while larger banks have increasingly focused on larger, more liquid offerings. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide private middle-market companies with more flexible forms of financing, such as mezzanine debt and senior secured loans.

•	We believe there is a large pool of uninvested private equity capital likely to seek mezzanine capital to support private investments. We expect that private equity funds will be active investors in private middle-market companies and that these funds will seek to leverage their investments by combining their capital with senior debt and/or mezzanine capital from other sources. Industry sources suggest that as of early 2004, private equity funds had invested an average of just 45% of their available capital and that such funds had between $100 billion and $125 billion of committed capital available for investment. We believe that if such capital were invested, it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buyout volume. We believe that, when pursuing a private investment, private equity funds generally seek to package their equity investments together with senior and/or subordinated debt, which should provide opportunities for us to provide capital. The amount of mezzanine capital available for private middle-market transactions is limited in relation to the amount of private equity capital available for private middle-market transactions.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other providers of mezzanine capital to private middle-market companies.

Blackstone's focus on private investing

Blackstone's principal focus as a firm is the private investing business. Blackstone pursues private investments through its private equity, real estate and corporate debt investment businesses. Blackstone believes that it is one of the largest alternative asset managers in the world, having raised approximately $23 billion for private investing, including approximately $14.3 billion for corporate private equity investments, in addition to managing approximately $8.8 billion in marketable alternative asset investments. Since its inception, Blackstone has invested over $14 billion of capital through its various private equity, real estate, mezzanine and senior debt funds. Because of its relative size within the private investment industry, Blackstone enjoys substantial deal flow and has developed substantial expertise across a broad range of industries. In addition to its two founding members, Blackstone has 36 senior managing directors, all of whom have an equity participation in the firm's investment businesses, including the Advisor. As a result, all of the firm's senior managing directors have an incentive to help the Advisor source, analyze and execute investment opportunities.

Mezzanine investing expertise

The five senior-most professionals responsible for the day-to-day activities of the Advisor have over 65 years of combined mezzanine investing experience. These professionals have collectively completed over 100 mezzanine transactions aggregating over $4 billion of invested capital, including 27 transactions aggregating approximately $780 million of invested capital while employed by Blackstone. These transactions have encompassed a broad range of industries and investment structures and have occurred through various economic cycles. The mezzanine industry is a highly specialized, niche business within the leveraged finance industry, and the Advisor's thorough understanding of all aspects of the mezzanine business will be critical to successfully sourcing, screening, structuring, documenting and monitoring our portfolio of mezzanine securities.

Established deal sourcing capabilities

The Advisor has been actively investing in mezzanine transactions since its formation in 1999. Over the past five years, the Advisor has developed relationships with numerous private equity firms and investment intermediaries that are substantial sources of mezzanine investment opportunities. The Advisor believes that it has had an opportunity to review a significant percentage of the mezzanine transactions completed within the industry over the past several years, particularly transactions with mezzanine securities of over $20 million. We believe the Advisor's established reputation in the mezzanine financing community and the extensive network of relationships of all of Blackstone's 236 investment and advisory professionals should provide us immediate opportunities to invest capital.

Credit-focused investment philosophy

The Advisor's analysis of any investment opportunity is underpinned by an analytical focus on (i) the borrower's credit characteristics and ability to service debt adequately and (ii) the value of the underlying enterprise supporting the investment. These metrics are not defined in a strict fashion. See "Business–Investment selection" below for a discussion of the Advisor's analysis of prospective portfolio companies.

Established investment procedures and know-how

Blackstone has established operating procedures that are designed to improve the flow of information (where appropriate) throughout its organization. Over the past five years, these procedures have been applied and refined with respect to mezzanine investing. Blackstone has established a transaction approval process that involves the senior professionals dedicated to the mezzanine business as well as a team of additional senior professionals which reviews and approves all of Blackstone's investments. In addition, Blackstone has implemented monthly and quarterly transaction monitoring procedures designed to enable its management to identify issues and respond accordingly. We expect to benefit from these operating and monitoring procedures.

Flexibility versus private mezzanine funds

We believe that our flexibility to make investments of varying durations will be beneficial to our stockholders. While we expect our debt investments to generally have maturities of up to 10 years, we are not limited to making investments of that duration. Typically, private equity and venture capital funds that invest in mezzanine-type securities stipulate that the capital committed to these funds can generally only be invested once and must be returned to investors, together with any capital gains on such invested funds, within a pre-agreed time period. These provisions limit these funds' abilities to invest both in transactions with short durations (e.g., one-year bridge loans) and transactions with long expected investment durations that would go beyond the term of the fund. In addition to causing these funds to forego certain opportunities, these provisions often influence the timing of exits from transactions, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies.

INVESTMENTS

We intend to build a diversified investment portfolio that will be comprised primarily of mezzanine securities. We cannot assure you that we will achieve our desired level of diversification and we have chosen to be regulated as a non-diversified management investment company. We intend to build our portfolio by investing in the securities of private middle-market companies, with typical investment sizes of $10 million to $75 million. Our investment size may vary depending on investment-specific circumstances and changes in our capital base. Our investments may also consist of senior secured loans, including second lien loans, high-yield securities, U.S. government securities, derivatives, asset-backed securities and certain direct equity investments. A derivative is a financial asset the value of which is based on the value of an underlying security or securities. An asset-backed security is a security the payments on which are backed by a pool of assets, such as a pool of loans or other debt obligations. An issuer of an asset-backed security typically issues securities in separate classes, representing different degrees of credit quality and paying commensurate yields. While our primary focus will be on generating current income through investments in private debt securities, we may make opportunistic investments in other securities in order to seek to enhance returns to our stockholders. Such investments may include investments in high-yield securities, certain equity securities, derivatives and asset-backed securities. Up to 30% of our portfolio may be invested in securities of public companies, non-U.S. issuers and other types of investments, including derivatives.

Mezzanine securities generally consist of loans or notes. These securities usually rank subordinate in priority of payment to a company's senior debt and are often unsecured. However, mezzanine securities typically rank senior to common and preferred equity in a borrower's capital structure. Because mezzanine securities are typically the layer of capital between the senior secured debt and equity in a company's capital structure, they are often structured to contain elements of both debt and equity instruments, offering interest payments associated with debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior secured debt, mezzanine securities generally earn a higher return than senior secured debt.

We intend to invest in mezzanine securities of private middle-market companies in a variety of industries, with respect to many of which Blackstone's investment professionals have direct expertise. We anticipate that most of our investments will be made in companies that generate positive cash flows. The following is a representative list of the industries in which Blackstone has invested. (Asterisks denote industries of BMP's 27 investments.)

• Aerospace and Defense* • Automotive* • Broadcasting and Cable • Business Services* • Chemicals / Plastics • Consumer Products* • Distribution* • Energy / Utilities*	• Entertainment • Environmental Services* • Food* • Healthcare* • Insurance • Lodging • Manufacturing* • Natural Resources	• Packaging* • Pharmaceuticals* • Printing / Publishing* • Restaurants* • Retail* • Technology • Telecommunications* • Transportation*

We may invest in other industries if we are presented with attractive opportunities to do so.

Our portfolio companies will use capital provided by our investments in mezzanine securities for a variety of purposes, including:

•	change of control transactions, primarily buyouts supported by private equity sponsors

•	acquisitions

•	growth and expansion initiatives

•	recapitalizations

•	refinancings

•	bridge financings

In an effort to increase our returns and the number of investments that we can make, we may in the future seek to securitize our investments. To securitize loans, we would create a wholly-owned subsidiary and transfer a pool of investments to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers willing to invest in senior interests in the diversified pool of investments at a lower interest rate than the weighted average interest rate on the investments in such pool. We may use the proceeds of such sales to pay down senior securities or to fund additional investments.

Our investment activities will be limited by regulatory provisions and policies we have adopted to minimize or eliminate conflicts of interest within Blackstone's existing and future investment and advisory businesses. As a result, we do not currently anticipate investing in the following:

•	mezzanine or private equity investments in any company in which Blackstone or any affiliate of Blackstone has a pre-existing investment

•	non-control common equity investments in any company unless we have purchased, or will purchase, debt securities or preferred stock of such company

•	control equity investments of greater than $20 million

•	equity investments in start-up companies and other venture capital equity investments

•	real estate and real estate-related securities, including mortgage-backed securities

•	distressed debt

We may alter our investment policies in order to acquire these types of securities if a modification to the above restrictions is recommended by the Advisor and approved by our independent directors.

RAMP UP PERIOD INVESTMENTS

We anticipate that at the beginning of the Ramp Up Period our portfolio will consist primarily of cash, cash equivalents, U.S. government securities and high quality securities maturing in one year or less from the date of investment. We will also invest in other instruments which may include senior secured loans, high-yield securities, derivatives, asset-backed securities having characteristics similar to senior secured loans or high-yield securities and other instruments deemed appropriate by the Advisor. During the Ramp Up Period, these investments are expected to represent a larger portion of our investment portfolio than they are expected to represent thereafter. The management fee payable by us will not be reduced while our assets are invested in such securities, although in recognition of the fact that we expect our investment income to be lower in the first year of operations than it will be thereafter, the Advisor has agreed to waive receipt of a portion of the management fee otherwise payable to it prior to July 1, 2005. Over time we expect that these initial investments will be liquidated as we complete investments in mezzanine securities, and that eventually our portfolio will consist primarily of mezzanine securities. As mezzanine securities are not commonly available in the secondary market, we anticipate that, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions, it will take us approximately 18 months to become primarily invested in mezzanine securities. Our ability to become primarily invested in mezzanine securities within approximately 18 months will depend upon market conditions and other factors. See "Risk factors—Risks relating to our business and structure— Regulations governing business development companies will affect our operations and our ability to, and the way in which we, raise additional capital," and "—Changes in, and changes in interpretation of, laws or regulations governing us and our operations may have a material adverse effect on our business, as may our failure to comply with such laws and regulations." If we do not achieve this goal, it may have an adverse effect on our investment returns. During the Ramp Up Period, we expect that our investment portfolio will yield substantially less than it will when it consists primarily of mezzanine securities. As a result, during the Ramp Up Period, the dividends we pay may be substantially lower than the dividends that we expect to pay when we are primarily invested in mezzanine securities, or we may not be able to pay dividends at all.

TRANSACTION DEVELOPMENT

Transaction development capabilities are important to the origination of the investments in mezzanine securities that we expect to comprise the largest portion of our portfolio. The Advisor has a team directed by Mark Gudis, a Blackstone managing director, dedicated to identifying potential mezzanine transactions. The Advisor accesses transactions from multiple sources, including:

•	private equity firms

•	investment banks

•	commercial banks and finance companies

•	corporate relationships

The private middle-market is highly fragmented. The most frequent borrowers, primarily private equity firms in connection with their acquisition of private middle-market companies, often complete no more than two transactions in a year. The Advisor's transaction development team and investment professionals maintain relationships with more than 200 private equity firms and financial intermediaries. We believe that access to the relationships which the Advisor has established and the deal flow which it has enjoyed in the past will allow us the opportunity to consider a broad selection of mezzanine investment opportunities. Blackstone's professionals in all seven of its businesses — its five investment businesses as well as its two advisory businesses — are also sources of potential mezzanine, equity and other investment opportunities for Blackridge.

INVESTMENT SELECTION

The Advisor intends to utilize an investment approach similar to that used by Blackstone's investment professionals in Blackstone's other private investment businesses.

Prospective portfolio company characteristics

The Advisor has identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest and that despite the approaches outlined below, individual investments may prove to be unsuccessful for any number of reasons. Generally, the Advisor will seek to utilize its access to information generated by Blackstone's investment and advisory professionals to identify attractive investment candidates and to structure investments appropriately.

Historical and projected financial performance.    Prior to completing a mezzanine investment, the Advisor conducts a financial due diligence process which includes an analysis of (i) the issuer's historical financial performance, and its historical ability to generate free cash flow and (ii) projected financial results under various scenarios affecting operating results. In addition, the Advisor assesses issues created by the proposed transaction (e.g. integration risks, effect of the transaction on customers, suppliers or key employees, etc.). Ultimately, these analyses are utilized to make an assessment of a company's future ability to adequately service and repay debt. The Advisor may engage outside professionals to assist in its diligence review.

Strong cash flow characteristics.    The Advisor's investment philosophy places a premium on credit analysis and has a value orientation. The Advisor will focus on companies in which it believes we can invest at relatively low multiples of operating cash flow and that are generating positive operating cash flow at the time of investment. The Advisor emphasizes true intrinsic value and underlying cash flow, while minimizing the focus on more volatile metrics such as public equity valuations. We do not expect to make investments in start-up companies or companies experiencing negative operating cash flows. The ability of a prospective portfolio company to service and repay debt is dependent on its ability to generate free cash flow.

Leading industry position/industry structure and prospects.    The Advisor will seek to invest our capital in companies that it believes have developed leading market positions within their respective markets and demonstrate sustainable competitive advantages. Particular attention will be paid to competitive structure (e.g., number and behavior of existing competitors, barriers to entry and exit), long-term growth prospects, cyclical exposures (both to macroeconomic cycles and other external factors such as commodity input prices), potentially disruptive technological forces and underlying consumer preferences. In addition to drawing upon primary and secondary data sources, the Advisor may engage industry experts, competitors, customers, and consultants, in order to formulate detailed views on the general attractiveness of the industry and a potential portfolio company's position within that industry.

Company's market positioning.    The ability of a company to compete effectively even in the most attractive industries is a function of its competitive positioning, which in turn is driven by the quality of all of its factors of production, including its employees and senior management, facilities, systems and controls. The Advisor will examine these factors with the assistance of outside professionals, frequently calling upon relationships that Blackstone has developed over the past 19 years.

Experienced management / financial or strategic sponsor.    An experienced management team can be critical to the success of an investment. The Advisor's assessment of a management team's expertise will be important in its investment decision. The Advisor will look for portfolio companies that have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests. We expect that a significant portion of our transactions will be related to activity by financial or strategic sponsors. The Advisor will seek to invest our capital in transactions with sponsors who have the ability to augment a company's internal management resources. In addition, the Advisor will assess the financial and operational resources of a transaction's equity or strategic sponsor and each sponsor's ability and willingness to invest additional equity if the need arises.

Asset / enterprise value coverage.    The existence of significant underlying enterprise value provides important support to investments in mezzanine securities. The Advisor will look for portfolio companies that it believes have sufficient value beyond the mezzanine layer of the capital structure to provide an expectation of recovery for the investment in mezzanine securities. In addition to enterprise value, tangible assets such as accounts receivable, inventory, equipment and real estate may provide significant value to a mezzanine security.

Investment process

The significant steps in the Advisor's investment process include:

•	Identification of investment opportunity

•	Initial review of transaction opportunity by transaction team

•	Review of transaction opportunity by the Advisor's investment committee to assess the relative merits of an investment and identify significant areas for diligence

•	Due diligence process, including, as appropriate, review by attorneys, consultants and independent accountants

•	Negotiation of transaction terms

•	Preparation of investment committee memorandum and presentation to and approval by Advisor's investment committee (see "Management — Investment committee")

•	Documentation of investment

•	Transaction funding

Due diligence

The Advisor will conduct diligence on prospective portfolio companies consistent with the approach adopted by the investment professionals of Blackstone with an emphasis on credit-specific issues relevant to debt investments. In conducting their due diligence, Blackstone investment professionals use publicly available information and information provided by the subject company or prospective transaction sponsor, as well as information from their relationships with former and current management teams, consultants, competitors and investment bankers and their own direct experience. Blackstone's diligence processes are intended to develop additional information and analysis which will enable it to make more informed investment decisions.

The Advisor's due diligence process is tailored to each individual transaction, its timing requirements and the level of familiarity and expertise possessed by the Advisor's employees with respect to the business being reviewed.

INVESTMENT STRUCTURE

Once the Advisor has determined that a prospective portfolio company is suitable for investment, it will work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. The Advisor will negotiate among these parties to determine the relative rights of our investment versus the other capital in the portfolio company's capital structure.

We anticipate structuring our investments in mezzanine securities primarily as unsecured, subordinated loans that provide for relatively high, fixed or floating cash interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments, with no amortization of principal until the final maturity date of the loan. In some cases, we may enter into investments that, by their terms, are exchangeable into equity or additional debt securities or may defer payments of interest for the first few years after our investment or, in some cases, until maturity. Mezzanine securities may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine securities will have maturities of five to ten years.

We also anticipate investing in portfolio companies in the form of senior loans, both secured and unsecured. We expect that these senior loans will generally have terms of three to ten years. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. Following the Ramp Up Period, other than as a temporary investment pending reinvestment in mezzanine securities, we do not intend to invest in senior loans unless (i) such investment is related to our investment in other securities within a portfolio company's capital structure or (ii) the yields on such loans are relatively attractive in our opinion.

In the case of our mezzanine and senior loan investments, the Advisor will try to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, seeking to negotiate a structure that protects our rights and manages our risk while allowing the portfolio company the flexibility required to achieve its business plan and improve its profitability. The Advisor seeks to structure mezzanine transactions in a manner that lowers the risk of capital loss. These structural enhancements may include, on a transaction-specific basis, specific maintenance covenants, consent rights or pre-committed equity support. In addition, the Advisor will determine the components of the return from an investment in a mezzanine security based upon its assessment of the growth potential of each prospective portfolio company. It has been the Advisor's experience that transaction structures may materially impact the outcome or downside performance of certain mezzanine transactions.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities will usually require only a nominal cost to exercise, and thus as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

We expect to hold most of our investments to maturity or repayment, but we may be required or may choose to sell an investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company. In addition, if a market exists for the secondary sale for certain of our investments, we may sell an investment earlier through these markets.

Although the Advisor intends to employ the various procedures and methodologies outlined in this prospectus that are designed to produce successful investments, there can be no assurance that it will be able to avoid making investments that prove to be unsuccessful.

MANAGERIAL ASSISTANCE

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Administrator will provide such managerial assistance on our behalf to portfolio companies that require this assistance. The Administrator, as an affiliate of Blackstone, believes that it is well-equipped to provide managerial assistance to our portfolio companies because of the resources that Blackstone can make available to assist it in that effort. In its role as one of the world's largest investors in corporate private equity transactions, Blackstone regularly calls upon management experts to provide managerial assistance to its portfolio companies. Blackstone's resources include a senior managing director devoted exclusively to providing operational guidance to portfolio companies as well as a number of other affiliated and unaffiliated management experts, all of whom are available to perform that function as well.

ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

Monitoring

The Advisor will actively monitor our portfolio companies on an ongoing basis. Monitoring activities will include analysis of the financial trends of each portfolio company in comparison to its business plan at the inception of a transaction and its current budget. To the extent operational or financial issues arise with respect to a portfolio company, the Advisor will determine a course of action to pursue for such company based on the pertinent issues and circumstances.

The Advisor intends to utilize an investment rating system to categorize our investments based on (i) the financial performance of each portfolio company and (ii) our expected level of returns on the underlying investment. We will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected from investment.
2	Portfolio company performing in accordance with its business plan. Expectation for uninterrupted payment of current interest or dividend income, as well as full return of principal.
3	Portfolio company requires closer monitoring. Expectation for uninterrupted payment of current interest or dividend income, as well as full return of principal.
4	Expected loss of some current interest or dividend income. An overall positive internal rate is expected on the investment.
5	Expected loss of invested capital which would result in an overall negative internal rate of return on the investment.

The assignment of ratings will supplement our other credit monitoring processes described above. The Advisor will monitor and, when appropriate, change the investment rating assigned to each investment in our portfolio. In connection with our valuation process, the Advisor will review these investment ratings on a quarterly basis.

Valuation Process

We will undertake a valuation process each quarter to determine the value of our portfolio. Securities that are publicly traded will be valued at the closing price of such securities on the valuation date. Securities that are not publicly traded, or for which we are subject to meaningful degrees of trading restrictions, will be valued at fair value as determined in good faith by our board of directors, based upon valuation methodologies intended to estimate the enterprise value of the portfolio company issuing the securities. The enterprise value will then be utilized to value our investment(s) in such company. See "Determination of net asset value." Our board of directors — assisted by an independent valuation firm — will undertake the valuation process described below each quarter:

•	The Advisor will prepare quarterly investment monitoring reports for each investment. In conjunction with these reports, the Advisor will prepare preliminary investment valuations using the most recent portfolio company financial statements and forecasts. These valuations will take into account various factors related to a portfolio company's performance, including historical and projected financial information, industry trends, new product development, and other operational issues.

•	The preliminary valuations will be presented to the Advisor's investment committee and our senior management for their review.

•	An independent valuation firm engaged by our board of directors will review these preliminary valuations.

•	The valuation committee of our board of directors will review and comment on the preliminary valuations and the Advisor and the independent valuation firm will respond to and supplement the preliminary valuations as necessary to reflect these comments.

•	The board of directors will review the valuations and will determine a fair value of each investment in our portfolio in good faith based on (i) our valuation policies and (ii) the input of the Advisor, the independent valuation firm and our board's valuation committee.

COMPETITION

Our primary competitors to provide financing to private middle-market companies will include public and private funds (including other business development companies), commercial and investment banks, commercial financing companies, insurance companies, high-yield investors, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and may have greater financial, technical and marketing resources than we do. Some competitors may have access to lower cost funds and funding sources that are not available to us. Some competitors may have higher risk tolerances or different risk assessments or be willing to accept lower returns, which could allow them to consider a wider variety of investments and establish more relationships than we do. Many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. For additional information concerning the competitive risks we face, see "Risk factors—Risks relating to our business and structure—We operate in a highly competitive market for investment opportunities."

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by the Advisor, an affiliate of Blackstone, a leading investment firm. The Advisor will be supervised by our board of directors, a majority of whom are independent of Blackstone and its affiliates. The Advisor is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay the Advisor an annual base management fee based on our total assets as well as an incentive fee based on our performance. See "Management — Investment advisory and management agreement."

As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not make mezzanine or private equity investments in any portfolio company in which Blackstone or any of its affiliates has a pre-existing investment. Also, although we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. See "Risk factors—Risks relating to our business and structure—Regulations governing business development companies will affect our operations and our ability to, and the way in which we, raise additional capital" and "—Changes in, and changes in interpretation of, laws or regulations governing us and our operations may have a material adverse effect on our business, as may our failure to comply with such laws and regulations" and "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. See "Material U.S. federal income tax considerations."

STAFFING

Although the Advisor currently has a sufficient staff of personnel to allow it to pursue an active mezzanine investment strategy, we currently do not have any employees. Our day-to-day investment operations will be managed by the Advisor. Blackstone senior managing directors Howard Gellis and Salvatore Gentile, who oversee the activities of the Advisor, devote their full time and attention to Blackstone's senior debt and mezzanine finance businesses and a substantial majority of their time to the mezzanine business. In addition to Messrs. Gellis and Gentile, the Advisor currently has nine other investment professionals who devote their full time and attention to the mezzanine finance business. The Advisor may hire additional investment professionals in the future who will also devote their full time and attention to the mezzanine finance business.

Although the Administrator presently has no staff, it expects to draw upon the resources of Blackstone and may engage a third party administrator. Promptly after the completion of the offering, we expect to designate a chief financial officer and a chief compliance officer. This staff will be augmented in the future to the extent additional resources are required. These individuals will be employees of the Administrator and will perform their respective functions under the terms of the administration agreement. We do not expect that our chief financial officer will perform duties for other Blackstone entities in addition to his or her primary duties and responsibilities to us, although he or she may do so. We expect that our chief compliance officer will perform duties for other Blackstone entities in addition to his or her duties and responsibilities to us. See "Prospectus Summary — About Blackstone Mezzanine Advisors L.P.," and "Management — Investment advisory and management agreement." and " — Administration agreement."

PROPERTIES

Our executive and administrative offices are located at 345 Park Avenue, New York, NY 10154. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted, although we may decide to establish offices in other cities in response to an expected increase in the volume of our investment activities beyond those historically undertaken by the Advisor.

LEGAL PROCEEDINGS

Neither we nor the Advisor are currently subject to any material legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of six members, four of whom are not "interested persons" of Blackridge as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our "Independent Directors." Our board of directors elects our officers, who will serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Our board of directors has adopted a policy that, so long as the Advisor serves as our investment advisor, in connection with each annual election of our directors, the nominating and corporate governance committee of our board of directors shall (i) request the Advisor to propose as many nominees as necessary such that the number of nominees (excluding the original independent directors), if elected to our board of directors, plus the number of our directors who were previously proposed by the Advisor and are not at such time standing for election (excluding the original independent directors), equals two, and (ii) recommend as a nominee for director each such individual so recommended by the Advisor if such individual is otherwise qualified to serve as a director.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Howard Gellis	50	President and Chief Executive Officer, Director	2004	2007
Robert L. Friedman	61	Director	2004	2006
Independent Directors
William E. Mayer	64	Director and Chairman of the Board	2004	2007
J. Michael Cook	61	Director	2004	2006
Jeffrey E. Garten	57	Director	2004	2005
James R. Wilson	57	Director	2004	2005

The address for each director is c/o Blackridge Investment Corp., 345 Park Avenue, New York, NY 10154.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Salvatore Gentile	41	Chief Operating Officer and Treasurer
Joshua B. Rovine	38	Secretary
Chief Financial Officer (1)		Chief Financial Officer
Chief Compliance Officer (2)		Chief Compliance Officer

(1)	We expect to hire a chief financial officer promptly after the completion of this offering.

(2)	We expect to hire a chief compliance officer promptly after the completion of this offering.

The address for each executive officer is c/o Blackridge Investment Corp., 345 Park Avenue, New York, NY 10154.

Biographical information

Directors

Our directors have been divided into two groups, interested directors and Independent Directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

J. Michael Cook

Mr. Cook retired as Chairman and Chief Executive Officer of Deloitte & Touche LLP in 1999 after having served in that position since 1989. Until May 1999, he had also served as Chairman of the Deloitte & Touche Foundation and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast, International Flavors & Fragrances, Inc., The Dow Chemical Company, Northrop Grumman Corporation and the Fidelity Group of Mutual Funds (approximately 290 portfolios). He is a member of the Diversity Advisory Council of Marakon and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business) and Chairman of the Accountability Advisory Council to the Comptroller General of the United States.

Jeffrey E. Garten

Mr. Garten has served, since November 1995, as Dean of the Yale School of Management and as the William S. Beinecke Professor in the Practice of International Trade and Finance. Mr. Garten served as Undersecretary of Commerce of International Trade from November 1993 to October 1995. He was a managing director of Blackstone from October 1990 to October 1992. Prior thereto, Mr. Garten founded and managed The Eliot Group, a small investment bank, from November 1987 to October 1990, and served as managing director of Lehman Brothers, an investment banking firm, from January 1979 to November 1987. Mr. Garten serves as a director of Calpine Corporation, CarMax, Inc., Aetna, Inc. and the Credit Suisse Group of Mutual Funds (43 portfolios).

William E. Mayer

Mr. Mayer is a founding partner of Park Avenue Equity Partners, a private equity firm, having served in that capacity since February 1999. From December 1996 to February 1999, he was a founding partner of Development Capital, a company that invested in private and public companies. Mr. Mayer also previously served as President and Chief Executive Officer of the First Boston Corporation (now Credit Suisse First Boston), an investment bank, and as Professor and Dean of the Robert H. Smith School of Business at the University of Maryland. Mr. Mayer is also a director of First Health Group Corp., Lee Enterprises, Incorporated and Readers Digest Association Inc. and serves as a Trustee of the Columbia Group of Mutual Funds (119 portfolios) and of the Liberty All-Star Funds (2 portfolios).

James R. Wilson

Mr. Wilson has been involved in private investing his entire career. From 1993 to 2002, he served as President of Alliance Corporate Finance Group, a subsidiary of Alliance Capital Management Corporation L.P., specializing in investment management of mezzanine private placement securities and private limited partnership investments. He also was a Senior Vice President of Albion Alliance LLC, an affiliate of Alliance Capital, involved in private equity and mezzanine investments worldwide. Prior to 1993, Mr. Wilson was Executive Vice President of Equitable Capital Management Corporation where he was head of the Corporate Finance Department. His responsibilities involved management of over $8 billion of private placement investments, including investment grade bonds, mezzanine securities, equity and limited partnership investments, participations in bank loans, as well as investment research and secondary trading. Previously, he was a senior investment officer of The Equitable Life Assurance Society of the United States, holding a variety of investment management positions. Since May 2002, Mr. Wilson has been involved in providing consulting services to firms in the investment management industry.

Interested directors

Howard Gellis

Mr. Gellis has served as a senior managing director of Blackstone since December 2000. Mr. Gellis co-founded Blackstone's mezzanine business in 1999 and is responsible for its day-to-day operations and management. Mr. Gellis is a member of Blackstone's Executive Committee as well as Blackstone Debt Advisors' investment and credit committees. He holds various positions with affiliates of Blackstone, including the Advisor. He has been a leveraged finance professional involved with mezzanine financing for over twenty years. Prior to joining Blackstone, Mr. Gellis was a managing director of Nomura Holding America Inc.'s Leveraged Capital Group, founded in 1994, heading that firm's private debt principal investment activities. Previously, Mr. Gellis headed mezzanine and institutional marketing activities for Alliance Capital Management, L.P.'s corporate finance group (and its predecessor, Equitable Capital Management Corporation) from 1987 to 1994. Prior to that, Mr. Gellis was a Vice President and General Manager heading GE Capital's Western Corporate Finance Department.

Robert L. Friedman

Mr. Friedman has served as a senior managing director of Blackstone since February 1999, and in February 2003 also became Blackstone's chief administrative officer and chief legal officer. Mr. Friedman is also involved in the work of Blackstone's private equity and corporate advisory services groups and serves on the investment committee for Blackstone Capital Partners IV and Blackstone Communications Partners, the two existing private equity funds currently being invested by Blackstone. He holds various positions with affiliates of Blackstone, including the Advisor. From 1974 until the time he joined Blackstone, Mr. Friedman was a partner with Simpson Thacher & Bartlett, a New York law firm, and a member of that law firm's executive committee, its governing body, for most of the period from 1980 until he left the firm. He currently serves on the boards of directors of Axis Capital Holdings Limited, Corp Group, Houghton Mifflin Holdings, Inc., Northwest Airlines, Inc., Premcor Inc. and TRW Automotive Holdings Corp.

Executive officers who are not directors

Salvatore Gentile

Mr. Gentile has served as a senior managing director of Blackstone since December 2002. Mr. Gentile co-founded Blackstone's mezzanine business in 1999 and is responsible for overseeing all underwriting and portfolio management activities. He is a member of Blackstone Debt Advisors' investment and credit committees. He holds various positions with affiliates of Blackstone, including the Advisor. Mr. Gentile has been a leveraged finance professional involved with mezzanine financing since 1989. Prior to joining Blackstone, Mr. Gentile was a director of Nomura Holding America Inc.'s Leveraged Capital Group, where he headed the underwriting, documentation and ongoing management of the group's investments. Mr. Gentile was a vice president at Alliance Capital Management, L.P.'s corporate finance group from 1989 to 1994. Prior to that, Mr. Gentile was a Senior Accountant (Certified Public Accountant) with KPMG Peat Marwick.

Joshua B. Rovine

Mr. Rovine has served as a managing director of Blackstone since January 2003. Mr. Rovine is responsible for maintaining Blackstone's compliance with applicable securities laws and regulations and exchange rules, including the Advisers Act and NASD requirements. He holds various positions with affiliates of Blackstone. From 1998 to 2002, Mr. Rovine was a partner with Sidley Austin Brown & Wood LLP, a New York law firm, where he structured numerous hedge funds and commodity funds and provided a range of regulatory compliance advice. Mr. Rovine was an associate at Sidley Austin Brown & Wood LLP from 1994 to 1998. Prior to that, he was an associate with Simpson Thacher & Bartlett.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The members of the audit committee are Messrs. Cook, Mayer and Wilson, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. Mr. Cook serves as chairman of the audit committee. The audit committee meets quarterly, or more frequently as circumstances require, in conjunction with meetings of our board of directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

Nominating and corporate governance committee

The members of the nominating and corporate governance committee are Messrs. Garten, Cook and Wilson, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. Mr. Garten serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee meets at least two times annually, or more frequently as circumstances require, in conjunction with meetings of our board of directors. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Valuation committee

The members of the valuation committee are Messrs. Wilson, Garten and Mayer, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. Mr. Wilson serves as chairman of the valuation committee. The valuation committee meets quarterly, or more frequently as circumstances require, in conjunction with meetings of our board of directors. The valuation committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments, and approves valuations included in our annual and quarterly financial reports. The valuation committee monitors matters of disclosure to the extent required to fulfill its statutory responsibilities.

COMPENSATION OF DIRECTORS AND OFFICERS

The following table shows information regarding the compensation expected to be received by the Independent Directors and officers for the calendar year ending December 31, 2004. No compensation is paid to directors who are "interested persons."

Name	Aggregate compensation from Blackridge (1)	Pension or retirement benefits accrued as part of our expenses (2)	Total compensation from Blackridge paid to director or officer
Independent Directors
J. Michael Cook		None
Jeffrey E. Garten		None
William E. Mayer		None
James R. Wilson		None
Interested Directors
Howard Gellis	None	None	None
Robert L. Friedman	None	None	None
Officers
Howard Gellis, President and Chief Executive Officer	None	None	None
Salvatore Gentile, Chief Operating Officer and Treasurer	None	None	None
Joshua B. Rovine, Secretary	None	None	None
Chief Financial Officer (3)		None
Chief Compliance Officer (4)		None

(1)	We are newly-organized, and the amounts listed are estimated for the year 2004. For a discussion of the Independent Directors' compensation, see below.

(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)	We expect to hire a chief financial officer promptly after the completion of this offering.

(4)	We expect to hire a chief compliance officer promptly after the completion of this offering.

The Independent Directors will each receive an annual fee of $100,000. Each Independent Director will also receive (1) $1,000 for each board meeting attended telephonically and $2,000 for each board meeting attended in-person, in excess of four board meetings per year and (2) $1,000 for each committee meeting attended telephonically, and $2,000 for each committee meeting attended in-person, in excess of four committee meetings (aggregate of all committees) per year. They will also be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings. In addition, we will purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent Directors will have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

INVESTMENT COMMITTEE

The Advisor's investment committee includes the following members:

Name	Position
Stephen A. Schwarzman	Co-Founder of Blackstone, Chairman of Investment Committee
Hamilton E. James	Vice Chairman of Blackstone
Kenneth C. Whitney	Senior Managing Director of Blackstone
Howard Gellis	Senior Managing Director of Blackstone, Director of Blackridge
Salvatore Gentile	Senior Managing Director of Blackstone
Mark E. Gudis	Managing Director of Blackstone

Members of our investment committee who are not directors or executive officers include:

Stephen A. Schwarzman

Mr. Schwarzman has served as President and Chief Executive Officer of Blackstone since co-founding the firm in 1985. Mr. Schwarzman oversees and is responsible for all investment decisions made at the firm, as well as the firm's strategic direction. Prior to founding Blackstone, Mr. Schwarzman was engaged principally in the mergers and acquisitions business at Lehman Brothers, where he served as Chairman of the firm's Mergers & Acquisitions Committee. Mr. Schwarzman is the Chairman of the Board of The John F. Kennedy Center for the Performing Arts and a member of the Council on Foreign Relations and the Visiting Committee at Harvard Business School. He is a member of several other charitable boards of directors.

Hamilton E. James

Mr. James is Vice Chairman of Blackstone overseeing Blackstone's corporate private equity investing and corporate advisory services groups. He is also a member of Blackstone's Management and Executive Committees and sits on each of the firm's investment committees. Prior to joining Blackstone he was Chairman of Global Investment Banking and Private Equity at Credit Suisse First Boston and a member of the Executive Board. Prior to the acquisition of Donaldson, Lufkin & Jenrette by Credit Suisse First Boston in 2000, Mr. James was the Chairman of DLJ's Banking Group, responsible for all of the firm's investment banking and merchant banking activities. Mr. James joined DLJ in 1975 as an Investment Banking associate. He became head of DLJ's global M&A group in 1982, founded DLJ Merchant Banking, Inc. in 1985, and was named Chairman of the Banking Group in 1995. He is a Director of Costco Wholesale Corporation and has served on a number of other corporate boards.

Kenneth C. Whitney

Mr. Whitney is a senior managing director of Blackstone. Since joining Blackstone in 1988, Mr. Whitney has focused his efforts on raising capital for Blackstone's private investment funds. Prior to joining Blackstone, Mr. Whitney began his career at Coopers & Lybrand, where he spent time in the firm's accounting and audit areas, as well as in the tax and mergers and acquisitions areas.

Mark E. Gudis

Mr. Gudis is a managing director in Blackstone's mezzanine group. Mr. Gudis joined Blackstone in 1999 and has primary responsibility for developing and maintaining relationships with equity sponsor groups and other financial intermediaries in order to generate the group's deal flow. Prior to joining Blackstone, Mr. Gudis was a Senior Vice President and Manager at General Electric Capital Corp. from 1993 to 1999, most recently managing GECC's New York Merchant Banking Group, where he was responsible for the business which interfaced with equity sponsors to provide leveraged companies with senior and mezzanine debt, as well as preferred and common equity. Mr. Gudis has held a variety of positions in leveraged lending since 1985 at institutions including Citibank and Bank America.

INVESTMENT ADVISORY AND MANGEMENT AGREEMENT

The Advisor

Blackstone Mezzanine Advisors L.P., our investment advisor, was formed in 1999 to act as the investment advisor for BMP, and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the Advisor will provide investment advisory and management services to Blackridge. Under the terms of an investment advisory and management agreement, the Advisor will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

The Advisor's services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. The Advisor also acts as investment advisor to BMP. Following this offering, BMP will cease committing capital to new portfolio companies, although new investments for which BMP has made definitive commitments prior to the date of this offering will be made by BMP.

Management fee

Pursuant to the investment advisory and management agreement, we will pay the Advisor a fee for investment advisory and management services consisting of two components, a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of our total assets. In recognition of the fact that we expect our investment income to be lower in the first year of operations than it will be thereafter, the Advisor has voluntarily agreed to waive a portion of the management fee payable to it such that for the period from the closing of this offering through December 31, 2004 the effective base management fee for such period will be 0.75% per annum of our total assets and for the period from January 1, 2005 through June 30, 2005 the effective base management fee will be 1.50% per annum of our total assets. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through September 30, 2004, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. Through September 30, 2004, the base management fee will be calculated based on the value of our total assets immediately following this offering. For quarters ending after September 30, 2004, the base management fee will be calculated based on the average value of our total assets at the end of each of (i) such quarterly period and (ii) the prior quarterly period, and appropriately adjusted for any share issuances or repurchases during such quarterly period. Base management fees for any partial month or quarter will be appropriately pro rated. We will make a good faith estimate of the base management fee payable for each period described above within five business days of the end of each such period. We will pay to the Advisor in cash an amount equal to such estimated base management fee within ten business days of the end of each such period. A final calculation of such base management fee will be completed in conjunction with the completion of financial statements for each such period. To the extent the estimated base management fee previously paid to the Advisor for such period exceeds the final base management fee for such period, within ten business days of our written notification, the Advisor will pay, in cash, such difference to us. To the extent the estimated base management fee previously paid to the Advisor for such period is less than the final base management fee for such period, within ten business days of the calculation of the final base management fee for such period, we will pay, in cash, such difference to the Advisor.

The incentive fee will have two parts. One part of the incentive fee will be calculated and payable quarterly in arrears based on our "pre-incentive fee net investment income" for such quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance) such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies, earned during such quarter, minus our operating expenses for such quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and costs of providing managerial assistance up to the amount of related fees recognized as income). Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Our pre-incentive fee net investment income for such quarter will be divided by the value of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter to determine a rate of return, or our "Rate of Return." This Rate of Return will be compared to a fixed "hurdle rate" of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets used to calculate the base management fee. We will pay the Advisor an incentive fee with respect to our pre-incentive fee net investment income for each quarterly period as follows:

•	no incentive fee for any quarterly period in which the Rate of Return does not exceed the hurdle rate; and

•	in any quarterly period in which the Rate of Return exceeds the hurdle rate:

•	100% of our pre-incentive fee net investment income in excess of the amount required to achieve the hurdle rate, not to exceed 0.4375% of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter (1.75% annualized), which we refer to as a "catch-up" payment; for an example of the operation of the catch-up payment, see alternatives 2 and 3 in "Examples of Quarterly Incentive Fee Calculation" below; and

•	20% of the amount of our pre-incentive fee net investment income, if any, for such quarterly period that exceeds 2.1875% of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter (8.75% annualized).

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during such quarterly period. If interest rates rise, it will be easier for the Advisor to surpass the hurdle rate and receive an incentive fee based on our pre-incentive fee net investment income.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation in such year. For clarification, this calculation is intended to (i) reflect the reversal of unrealized capital depreciation, if any, included in this calculation in prior periods related to investments subject to realizations during the calendar year for which such calculation is being made, to the extent such unrealized capital depreciation reduced incentive fees otherwise payable in prior periods, and (ii) exclude any losses, realized or unrealized, which are the result of an adjustment to, or realization of, previously recognized unrealized capital appreciation which was not included in this calculation in prior periods. The incentive fee determined as of December 31, 2004 will be calculated for the period commencing from the closing of this offering and ending on December 31, 2004 and shall be calculated in the same manner described in the first sentence of this paragraph.

In the event that the investment advisory and management agreement is terminated or expires as of a date that is not a calendar year end, the termination date or expiration date, as the case may be, will be treated as though it were a calendar year end for purposes of calculating and paying the second part of the incentive fee.

The incentive fee payable for any period will be calculated in conjunction with the completion of our financial statements for such period. The incentive fee, if any, will be payable to the Advisor in cash within ten business days of the completion of such calculation, which date will not be later than 100 days following the end of such period.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Management fee(1) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%
Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) = 0.55%
Hurdle rate(3) = 1.75%

Pre-incentive fee net investment income does not exceed hurdle rate; therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Management fee(1) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%
Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) = 2.00%
Hurdle rate(3) = 1.75%

Pre-incentive fee net investment income exceeds hurdle rate; therefore there is an incentive fee.

Incentive Fee	=	100% x "Catch-Up" + the greater of 0% AND (20% x (pre-incentive fee net investment income — 2.1875%)
	=	(100% x (2.00% – 1.75%)) + 0%
	=	100% x 0.25%
	=	0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%
Management fee(1) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.20%
Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) = 2.30%
Hurdle rate(3) = 1.75%

Pre-incentive fee net investment income exceeds hurdle rate; therefore there is an incentive fee.

Incentive Fee	=	100% x up to ..4375% "Catch-Up" + the greater of 0% AND (20% x (pre-incentive fee net investment income — 2.1875%)
	=	(100% x (2.1875% – 1.75%)) + (20% x (2.30% – 2.1875%))
	=	0.4375% + (20% x 0.1125%)
	=	0.4375% + 0.0225%
	=	0.46%

(1) Represents the 2.0% annualized management fee applicable as of July 1, 2005.

(2) Excludes organizational and offering expenses.

(3) Represents 7.0% annualized hurdle rate.

Example 2: Capital Gains Portion of Incentive Fee (*):

Assumptions

Year 1 = no net realized capital gains or losses Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee	=	20% x (0)
	=	0
	=	no incentive fee

Year 2 incentive fee	=	20% x (6% – 1%)
	=	20% x 5%
	=	1%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Payment of our expenses

All investment professionals of the Advisor and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor. We will bear all other costs and expenses of our operations and transactions, including those relating to our organization and any offering of our common stock or any other securities, including the securities issued pursuant to this offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Advisor payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on our debt or dividends on our preferred stock, if any; management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; Independent Directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; the cost of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us in connection with administering our business, such as our allocable portion of the Administrator's overhead in performing its obligations under the administration agreement. See "Management—Administration Agreement." These payments and allocations will be subject to the approval of the Independent Directors. Issuers of mezzanine securities and other privately-issued securities may also reimburse the Advisor's out-of-pocket expenses incurred in connection with its consideration of a proposed investment (including, but not limited to, payments to third parties, such as agents, consultants or other advisors, and travel-related expenses). To the extent that we enter into interest rate or other hedging activities, which will be subject to compliance with applicable legal requirements and which may include the use of futures, options and forward contracts, the costs of such activities will be borne by us.

Duration and termination

The investment advisory and management agreement was approved by our board of directors on May 24, 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk factors—Risks relating to our business and structure—We are dependent upon key personnel of the Advisor for our future success and upon their access to Blackstone's investment professionals and senior management."

Board approval of the Investment Advisory and Management Agreement

Our board of directors, including a majority of the Independent Directors, at an in-person meeting of the board of directors held on May 24, 2004, considered the approval of the investment advisory and management agreement. In contemplating whether the investment advisory and management agreement should be approved, the board of directors considered many factors in evaluating the fairness and reasonableness of the compensation to be paid to the Advisor. Our directors evaluated this information and were advised by our legal counsel and by legal counsel to the Independent Directors with respect to their deliberations. Our Independent Directors were represented by independent counsel who assisted them throughout their deliberations. Based upon their review of the information provided to them by the Advisor, and following extensive discussions, the board of directors, including all of the Independent Directors present at the meeting, concluded that it was satisfied with the nature and quality of the services to be provided by the Advisor to us, that the management fee rates are reasonable in relation to such services and that approving the investment advisory and management agreement is consistent with our best interests and the best interests of our stockholders, and approved the investment advisory and management agreement.

In considering the investment and advisory agreement, the board of directors evaluated information regarding, among other things, (i) our investment objectives, (ii) the investment process to be employed by the Advisor, including the flow of transaction opportunities resulting from the Advisor's extensive coverage of transaction sponsors and intermediaries, diligence procedures, transaction analysis and documentation, and reporting and monitoring procedures, (iii) the Advisor's personnel and their experience and investment performance in managing similar investments, including BMP, (iv) the nature, quality and extent of the advisory and other services to be provided to us by the Advisor, (v) the access afforded to us to expertise and other resources from Blackstone's other businesses and personnel provided to the Advisor, (vi) the administrative services that the Administrator will provide to us at cost, (vii) the structure of the base management fee and incentive fee and a comparison of this structure against the fee structure of institutional mezzanine funds and internally and externally managed business development companies with similar investment objectives and investment strategies, (viii) the management fee and projected expenses as compared to a number of other investment vehicles (including institutional mezzanine funds like BMP and internally and externally managed business development companies) with similar investment objectives and investment strategies, (ix) the Advisor's estimated pro forma profitability with respect to managing us, (x) the limited potential for economies of scale in investment management associated with a larger capital base for investments in mezzanine securities, (xi) the limited potential for additional benefits to be derived by the Advisor and its affiliates as a result of our relationship with the Advisor, and (xii) the difficulty of our obtaining similar services from other third party service providers or through an internally managed structure.

In approving the investment advisory and management agreement, the board of directors noted that, although no single factor reviewed by it was identified as the principal factor in determining whether to approve the investment and advisory agreement, the following factors, among others, served as the basis for its determination: (i) our expected expenses are similar to those of other business development companies (including externally managed business development companies) with similar investment objectives and investment strategies that are operating, or anticipated to be operating in the near future, (ii) the other terms of the investment advisory and management agreement, including the services to be provided, are generally comparable to the terms of advisory arrangements within the industry and within our peer group of externally managed business development companies and (iii) the extensive experience of the Advisor and its personnel managing similar investments compares favorably to that of the management teams of other business development companies with similar investment objectives and investment strategies.

The investment advisory and management agreement was approved by our sole stockholder on May 25, 2004.

ADMINISTRATION AGREEMENT

Pursuant to a separate administration agreement, the Administrator will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, the Administrator also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of the Administrator's overhead in performing its obligations under the administration agreement, including costs incurred by the Administrator in connection with providing on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance, rent, the cost of our chief financial officer and his or her staff, our allocable portion of the cost of our chief compliance officer and his or her staff, technology and communications costs and other operating costs. However, if at any time in the future our chief financial officer should provide services to affiliates of the Advisor in addition to his or her role as our chief financial officer, then we will thereafter bear only our allocable portion of the cost of our chief financial officer and his or her staff. These payments and allocations will be subject to the approval of the Independent Directors. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

LICENSE AGREEMENT

We have entered into a license agreement with BFS pursuant to which BFS has agreed to grant us a limited non-exclusive, royalty-free license to use the word "Blackridge" in our name and when describing the Administrator and to use the name "Blackstone" when describing the Advisor or our affiliation with Blackstone. Under this agreement, we will have a right to use the Blackridge and Blackstone names for so long as the Advisor or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the "Blackridge" or "Blackstone" names. This license agreement will remain in effect for so long as the investment advisory and management agreement with the Advisor remains in effect.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 600,000 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who, immediately after the completion of this offering, will directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering (1)
Name and address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
Blackstone Mezzanine Advisors L.P.	Record and beneficial	600,000	100.0%	600,000	2.26%
All officers and directors as a group (8 persons)(2)(3)	Beneficial	600,000	100.0%	600,000	2.26%

(1)	Assumes issuance of 26,000,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' over-allotment option.

(2)	The address for all officers and directors is c/o Blackridge Investment Corp., 345 Park Avenue, New York, NY 10154.

(3)	Each of Howard Gellis, Robert L. Friedman and Salvatore Gentile is a member of BMEZ Advisors L.L.C., or "BMEZ." BMEZ serves as the general partner of the Advisor. BMEZ and individuals involved in the Advisor's business, including Messrs. Gellis and Gentile, own all of the equity of the Advisor. Each of Messrs. Gellis, Friedman and Gentile disclaims beneficial ownership of all shares of Blackridge common stock owned by the Advisor.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Blackridge
Interested Directors
Howard Gellis (1)	None
Robert L. Friedman (1)	None

Independent Directors
William E. Mayer	None
J. Michael Cook	None
Jeffrey E. Garten	None
James R. Wilson	None

(1)	See footnote (3) in the table above. Each of Messrs. Gellis and Friedman disclaims beneficial ownership of all Blackridge securities owned by the Advisor.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined at the end of each calendar quarter by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, securities that are publicly traded will be valued at the closing price of such securities on the valuation date. Securities that are not publicly traded, or for which we are subject to meaningful degrees of trading restrictions, will be valued at fair value as determined in good faith by our board of directors, based upon valuation methodologies intended to estimate the enterprise value of the portfolio company issuing the securities. The enterprise value will then be utilized to value our investment(s) in such company.

Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

Our board of directors—assisted by an independent valuation firm—will undertake a valuation process each quarter, as described below:

•	The Advisor will prepare quarterly investment monitoring reports for each investment. In conjunction with these reports, the Advisor will prepare preliminary investment valuations using the most recent portfolio company financial statements and forecasts. These valuations will take into account various factors related to a portfolio company's performance, including historical and projected financial information, industry trends, new product development, and other operational issues.

•	The preliminary valuations will be presented to the Advisor's investment committee and our senior management for their review.

•	An independent valuation firm engaged by our board of directors will review these preliminary valuations.

•	The valuation committee of our board of directors will review and comment on the preliminary valuations and the Advisor and the independent valuation firm will respond to and supplement the preliminary valuations as necessary to reflect these comments.

•	The board of directors will review the valuations and will determine a fair value of each investment in our portfolio in good faith based on (i) our valuation policies and (ii) the input of the Advisor, the independent valuation firm and our board's valuation committee.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not 'opted out' of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of registered stockholders to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying                 , the plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be allocated to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq National Market on the valuation date for such dividend together with, in the case of open market purchases, the brokerage commission related to any such purchase of such shares. Market price per share on that date will be the closing price for such shares on The Nasdaq National Market or, if no sale is reported for such day, the average of such shares' reported bid and asked prices for such day. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $          transaction fee plus a       ¢ per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at         , by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at          or by calling the plan administrator at         .

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at          or by telephone at         .

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock and does not purport to be a complete description of the tax considerations applicable to such an investment. This summary is based on the Internal Revenue Code of 1986, as amended, or the "Code," Treasury regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis. This summary does not address all aspects of U.S. federal income taxation relevant to holders of common stock or to certain types of holders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold their common stock as capital assets (within the meaning of the Code). This summary does not address any aspects of foreign, state or local tax laws. Investors are urged to consult their own tax advisors to determine the tax consequences to them of an investment in us in light of their own particular circumstances.

TAXATION AS A RIC

We intend to elect and to qualify for treatment as a regulated investment company, or a "RIC," under subchapter M of the Code. As long as we so qualify, in any taxable year in which we distribute at least 90% of our "investment company taxable income" (as defined in the Code), we (but not our stockholders) will not be subject to U.S. federal income tax on the portion of our investment company taxable income and realized capital gains distributed to stockholders. We intend to distribute substantially all of such income.

Qualification as a RIC

In order to qualify to be treated as a RIC for U.S. federal income tax purposes, in each taxable year we must, among other things: (1) continue to qualify as a business development company under the 1940 Act, (2) derive at least 90% of our annual gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or currencies, and (3) diversify our holdings so that, as of the close of each fiscal quarter (i) at least 50% of the value of our assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other RICs, and other securities, with the other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of our total managed assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or two or more issuers controlled by us and engaged in the same, similar or related trades or businesses.

Required Distributions

As mentioned above, as a RIC, we generally are not subject to U.S. federal income tax on income and gains that we distribute each taxable year to our stockholders, provided that in such taxable year we distribute at least 90% of our investment company taxable income (as defined in the Code).

We may retain for investment our net capital gain (which consists of the excess of our net long-term capital gain over our net short-term capital loss). However, if we retain any net capital gain or any investment company taxable income, we will be subject to federal tax (and possibly state or local income or franchise tax) at regular corporate rates on the amount retained. If we retain any net capital gain, we may designate the retained amount as a deemed distribution in a notice to our stockholders who, if subject to U.S. federal income tax on long-term capital gains (i) will be required to include in income their share of such deemed distribution (which will include the amount of any federal income taxes we pay on the retained net capital gains) and (ii) will be entitled to credit their proportionate share of the tax paid by us against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by the amount of the deemed distribution included in the gross income of such stockholder less the tax deemed paid by such stockholder or claimed as a refund under clause (ii) of the preceding sentence. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for its proportionate share of the taxes paid by us.

In addition to the 90% distribution requirement discussed above, the Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute (or designate as a deemed distribution, as described in the preceding paragraph), during each calendar year, (i) 98% of its taxable income, determined on a calendar year basis, (ii) 98% of its capital gains, determined, in general, on an October 31 year end, and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. While we intend to distribute our income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gains will be distributed to entirely avoid the imposition of the tax. In such event, we will be liable for the excise tax only on the amount by which we do not meet the foregoing distribution requirements.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we were to acquire debt obligations that were originally issued at a discount (which may arise if we receive warrants in connection with making a loan, if we invest in pay-in-kind debt instruments or in other circumstances), we would be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and we may be required to make a distribution to our stockholders in order to satisfy the 90% distribution requirement and to minimize imposition of the 4% excise tax described above, even though we will not have received any corresponding cash amount.

We may enter into derivative or asset-backed transactions (including, for example, transactions that are designed to manage risk) that could affect the timing and character of our income as computed for federal income tax purposes. We may also invest in foreign securities, which may be subject to tax by non-U.S. taxing authorities. The imposition of such taxes could affect our yield on investments in foreign securities, but foreign taxes we pay will not generate foreign tax credits or other tax benefits for stockholders. Gain or loss realized in respect of investments that constitute "section 988 transactions" will constitute ordinary income or loss to the extent such gain or loss is attributable to exchange rate fluctuations. Section 988 transactions generally include acquiring and disposing of debt instruments denominated in a foreign currency, and entering into or acquiring forward contracts, swaps and other similar instruments in respect of or denominated in a foreign currency.

If we borrow money, we may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when debt obligations or preferred shares are outstanding, we do not meet the asset coverage requirements of the 1940 Act, we will be required to suspend distributions to holders of our common stock until the asset coverage is restored. Limits on our payment of dividends may prevent us from distributing at least 90% of our investment company taxable income and may therefore jeopardize our qualification for taxation as a RIC and/or may subject us to the 4% excise tax described above. Upon any failure to meet the asset coverage requirements of the 1940 Act, we may in our sole discretion repay borrowings or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to us and our stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives. We will endeavor to avoid restrictions on our ability to make dividend payments. Furthermore, in order to meet any debt repayment obligations while making distributions to stockholders necessary to maintain our RIC status and to avoid the imposition of federal income and excise taxes, we may have to dispose of a portion of our investments. This may result in our realizing losses and reduce the amount that we have available for investment.

PASSIVE FOREIGN INVESTMENT COMPANIES

If we purchase shares in a "passive foreign investment company," or a "PFIC", we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, or a "QEF", in lieu of the foregoing requirements, we would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to us. Alternatively, we can elect to mark to market at the end of each taxable year our shares in a PFIC; in this case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, we might be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement discussed above in "— Taxation as a RIC" and would be taken into account for purposes of the 4% excise tax described above.

TAXATION OF STOCKHOLDERS

Dividends and Distributions

For any period during which we qualify as a RIC for federal income tax purposes, dividends paid by us from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") will be taxable to stockholders as ordinary income to the extent of our earnings and profits. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder. Distributions made from an excess of net long-term capital gains over net short-term capital losses, or "capital gain distributions," and designated by us as such, including capital gains deemed distributed to the stockholders (as described above), will be taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned the shares. Special rules may apply to stockholders that are not citizens or residents of the United States, as described below under "— Taxation of Non-U.S. stockholders."

Generally, not later than 60 days after the close of our taxable year, we will provide stockholders with a written notice designating the amount of any ordinary income dividends or capital gain distributions. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income dividends (but not capital gain distributions) only to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. However, due to the nature of our expected investments, distributions generally will not be eligible for the 70% dividends received deduction described above. Distributions paid to stockholders who are individuals that are attributable to dividends from U.S. corporations and certain qualified foreign corporations are generally eligible for a maximum tax rate of 15%. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and therefore generally will not qualify for the 15% maximum rate.

Under our dividend reinvestment plan, all cash distributions to the stockholders will be automatically reinvested in additional shares unless a stockholder elects to receive cash. Such distributions will be taxable to stockholders even though they are reinvested in additional shares. If we pay a dividend or distribution in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by us and received by our stockholders on December 31 of the year in which the dividend or distribution was declared.

The IRS has taken the position that if a RIC has two classes of shares outstanding, it may designate distributions made with respect to each class in any year as consisting of no more than such class's proportionate share of net long-term capital gains earned by the RIC. A class's proportionate share is determined according to the percentage of total dividends and distributions paid by the RIC during such year that was paid with respect to such class. Consequently, if both common stock and preferred shares are outstanding, we intend to designate distributions made to the classes as consisting of ordinary income and capital gains in accordance with the classes' proportionate shares of such income. Thus, the amount designated as capital gain distributions will be allocated between the holders of common stock and preferred shares in proportion to the total dividends paid to each class during the taxable year.

If in any year we should fail to qualify under Subchapter M for tax treatment as a RIC, we would incur a regular corporate federal income tax (and possibly state or local income or franchise tax) upon our income for the year and all distributions to our stockholders would be taxable to stockholders as ordinary dividend income to the extent of our earnings and profits.

We may be required to withhold U.S. federal income tax at applicable rates on all taxable dividends and distributions payable to stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding Any amounts withheld from payments made to a stockholder may be refunded or credited against such stockholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Ordinary income dividends and capital gain distributions may also be subject to state and local taxes.

Sale or Exchange of Shares

The sale or other disposition of our common stock will normally result in capital gain or loss to stockholders. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (including amounts deemed distributed) by the stockholder. A loss realized on a sale or exchange of our shares will be disallowed if other shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Taxation of Non-U.S. Stockholders

A stockholder that is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (a "Non-U.S. stockholder") will generally be subject to withholding at the rate of 30% (or a lower treaty rate, if applicable) on ordinary income dividends to the extent of our earnings and profits. If such distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder or, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, the Non-U.S. stockholder will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold so long as the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed capital gain distributions and gains realized by a Non-U.S. stockholder upon the sale or exchange of our common stock will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or the gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder or, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our capital gains in the form of a deemed rather than actual distribution, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or a lower treaty rate, if applicable).

A Non-U.S. stockholder who is a non-resident alien individual and who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

An investment in our stock by a Non-U.S. stockholder may have adverse U.S. tax consequences. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.

Tax Shelter Reporting Guidelines

Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion is not exhaustive and does not address all aspects of U.S. federal income taxation relevant to holders of common stock or to certain types of holders subject to special treatment under federal income tax laws. Accordingly, investors are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of the ownership and disposition of common stock, including the potential applicability of the alternative minimum tax and the application and effect of the laws of any state, local, foreign or other taxing jurisdiction on their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, all of which is initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock quoted on The Nasdaq National Market under the trading symbol "BLKR." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount such that our asset coverage, as defined in the 1940 Act, equals at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse that person's reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse that person's reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three Independent Directors and our common stock is registered under the Securities Exchange Act of 1934, or the "Exchange Act," we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed by the stockholders only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. To be timely, a stockholder's notice must be delivered or mailed and received at our principal executive offices not less than 90 nor more than 120 days in advance of the anniversary date of the immediately preceding annual meeting of stockholders. Our by-laws also specify requirements as to the form and content of a stockholder's notice. These provisions may impede stockholders' ability to bring matters before an annual meeting of stockholders or to make nominations for directors at an annual meeting of stockholders. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting. Stockholder nominations for the election of directors at a special meeting must be received by our corporate secretary by the later of 10 days following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made or 90 days prior to the date that meeting is proposed to be held.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by stockholders on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated by our board of directors at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board determines that it would be in our best interests and based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed by the board in whole or in part at any time. If this resolution is repealed or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act applicable to business development companies, the applicable provision of the 1940 Act will control.

ADVISOR NOTE

The Advisor has agreed to pay to the underwriters on our behalf an additional 1.25% sales load ($8,125,000; $9,343,750 if the underwriters exercise the over-allotment option in full) for a total sales load of 4.75%. Our obligation to repay this amount will be evidenced by a note issued by us to the Advisor. The note will accrue interest at a variable rate that will adjust quarterly equal to the three-month LIBOR plus 2.00% per annum, compounded quarterly. Beginning one year from the date of this prospectus, the note and accrued interest will be payable, in whole or in part, (1) in any calendar quarter in which, and to the extent that, pre-incentive fee net investment income in such quarter exceeds 2.5% (10.0% annualized) of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter, and (2) in the event of our liquidation.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisors or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering where the issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•	it does not have any class of securities with respect to which a member of a national securities exchange, broker, or dealer may extend or maintain credit to or for a customer pursuant to rules or regulations adopted by the Federal Reserve Board under section 7 of the Exchange Act (the "no margin securities test");

•	is controlled by us or a group of companies including us and we have an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

A bank loan with respect to which an eligible portfolio company is the borrower is a qualifying asset, whether we acquire the loan from the originating bank or another third party. Our policy of investing at least 70% of our assets in the types of qualifying assets described above is not fundamental and may be changed, with the approval of our board, if the laws or regulations to which we are subject, or their interpretation, change. We may not, however, change the nature of our business so as to cease to be a business development company unless authorized to do so by a majority of our outstanding voting securities.

We will invest primarily in private companies that may have outstanding privately-placed debt securities (in addition to the securities that we acquire) and we intend to treat such investments as qualifying assets. We believe that these companies will satisfy the no margin securities test. We note that Regulation T, the Federal Reserve Board regulation governing the extension of credit by brokers and dealers, identifies securities that are margin securities. When the provisions of the 1940 Act relating to business development companies were enacted in 1980, margin securities were limited to (i) securities that were listed on a national securities exchange; (ii) equity securities that were traded over the counter and listed on the Federal Reserve Board's "OTC margin stock" list; and (iii) limited categories of non-listed debt securities that were issued in public offerings by public companies. Under this standard, a private company (that is, a company that had not publicly offered any securities and did not file periodic reports under the Exchange Act) that had outstanding privately-placed debt securities would have been an eligible portfolio company under the no margin securities test.

In 1998, the Federal Reserve Board amended Regulation T to include within the definition of margin securities any "non-equity security." Non-equity securities include debt securities. If applied literally, this change would mean that any company that has issued any debt securities would not be an eligible portfolio company under the no margin securities test and we would be unable to pursue our strategy of investing in primarily mezzanine investments.

We do not believe that this result was intended by the Federal Reserve Board when it amended Regulation T in 1998 or contemplated by Congress when it enacted the provisions of the 1940 Act relating to business development companies and we do not believe that the no margin securities test should be interpreted as causing a private company that had outstanding debt securities to fail the no margin securities test, notwithstanding the literal language of the 1940 Act and Regulation T.

Legislation currently pending in Congress, H.R. 3170 (the Increased Capital Access for Growing Business Act), would, if enacted, alter the criteria used to determine if securities can be treated as qualifying assets. The new criteria, if enacted, would allow securities to be treated as qualifying assets if (i) the issuer of the securities does not have any class of equity securities listed for trading on a national securities exchange or traded through the facilities of a national securities association or (ii) the aggregate value of the issuer's outstanding publicly traded equity securities is not more than $250,000,000. The enactment of this legislation would confirm that private companies with outstanding debt securities, as well as other types of companies, are eligible portfolio companies.

We have received no assurance from the SEC or its staff as to whether or not they agree with our interpretation that privately-issued debt securities of private companies are qualifying assets. For further information concerning the risks that the applicability that the no margin securities test presents to our business, see "Risk Factors—Risks relating to our business and structure—Regulations governing business development companies will affect our operations and our ability to, and the way in which we, raise additional capital."

For a discussion of risks relating to possible changes in, or changes in interpretation of, laws or regulations to which we are subject, including H.R. 2170, see "Risk Factors—Risk relating to our business and structure—Changes in, and changes in interpretation of, laws or regulations governing us and our operations may have a material adverse effect on our business, as may our failure to comply with such laws and regulations."

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

CERTAIN OTHER POLICIES

Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. government securities or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the applicable diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions. See "Business—Ramp Up Period investments."

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock only if our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk factors—Risks relating to our business and structure—The use of leverage may expose us to additional risks."

CODE OF ETHICS

We and the Advisor will adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Available information."

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to non-affiliated third parties, except as permitted by law and in accordance with the policies adopted by us, including:

a)	our other service providers such as accounting, legal, or tax preparation services;

b)	governmental authorities; and

c)	transfer agents, brokerage firms and the like, in connection with distributions to our investors.

We restrict access to non-public personal information about our stockholders to employees of the Advisor and other Blackstone affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

PROXY VOTING POLICIES AND PROCEDURES

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to the Advisor. The Advisor's proxy voting policies and procedures are summarized below:

The Advisor's objective is to vote proxies in the best interests of its clients. As required by the 1940 Act, the Advisor has adopted and implemented procedures that address material conflicts of interest that may arise between the Advisor's interests (or those of its affiliates) and those of the Advisor's clients. For matters covered by the proxy voting guidelines listed below, or the "Proxy Voting Guidelines," generally the vote will be as per the Proxy Voting Guidelines. In situations where the investment professional at the Advisor monitoring such investment wishes to vote differently from what is recommended in the Proxy Voting Guidelines, or where a potential conflict of interest relating to the proxy vote exists, such investment professional will certify that the vote was in the best interest of the Advisor's clients, after consultation with other professionals of the Advisor.

An officer of the Advisor will keep a written record of how all such proxies are voted. The Advisor will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, as well as a copy of any written response by the Advisor to any such investor request, and (5) any specific documents created by the Advisor that were material to making a decision on a proxy vote or that memorialize the basis of the decision. If it uses an outside service, the Advisor may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Because proxy proposals and individual company facts and circumstances may vary, the Advisor may not always vote proxies in accordance with the Proxy Voting Guidelines. In addition, many possible proxy matters are not covered in the Proxy Voting Guidelines. In reviewing proxy issues, the Advisor generally will use the following Proxy Voting Guidelines:

Elections of Directors:    In general, the Advisor will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or the Advisor determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter.

Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and the Advisor will generally support management's recommendation in this regard. However, we may abstain from voting on the selection of independent auditors if the proposed auditor is currently the auditor of Blackstone.

Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, the Advisor will cast our votes in accordance with the management on such proposals. However, the Advisor will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Advisor will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, the Advisor will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures:    The Advisor will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures.

Stock Splits:    The Advisor will generally vote with management on stock split matters.

Limited Liability of Directors:    The Advisor will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility:    The Advisor will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. The Advisor may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

OTHER

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with applicable provisions of the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Blackridge or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

We and the Advisor will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering those policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq National Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to adopt policies and procedures that comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act or other laws related to corporate governance and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq National Market has adopted enhanced corporate governance standards. We will comply with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 26,600,000 of our common stock will be outstanding, assuming no exercise of the underwriters' over-allotment option. Of these shares, 26,000,000 shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by                         . The address of the custodian is:                             .                              will act as our transfer agent, dividend paying agent and registrar. Its principal address is                             , telephone number                     .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Advisor will be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. Although the Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage, research or other services provided to the Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

ALLOCATION OF INVESTMENT OPPORTUNITIES

One or more of the other funds or accounts which the Advisor or other Blackstone affiliates manage may own from time to time some of the same investments that we do. Investment decisions for us are made independently from those of such other funds or accounts; however, from time to time, the same investment decision may be made for more than one fund or account.

We will not make mezzanine or private equity investments in companies in which any Blackstone affiliate has an interest. We may make control private equity investments where the investment amount is $20 million or less; no other funds presently managed by Blackstone or its affiliates currently make control private equity investments in amounts below $20 million, and Blackstone has no present plans to create any such funds. Blackstone is generally required to present all investment opportunities to Blackstone Capital Partners IV L.P., or (together with any successor fund) the "Private Equity Fund," that are consistent with its purposes and investment policies and restrictions. All equity and equity-related investments in excess of $20 million are generally required to be presented to the Private Equity Fund.

We will not invest in any company in a joint transaction with any Blackstone affiliate. We may in the ordinary course invest in securities in which other clients of the Advisor and its affiliates invest in transactions that are not joint transactions. These investments will be made in accordance with the Advisor's policies on allocating such investments as from time to time set forth in its Form ADV registration statement. For example, we may invest in companies in which hedge funds that are portfolio hedge funds of "fund-of-funds" investment vehicles established by BAAM have invested, and we may invest in senior loans and various other liquid or publicly-traded securities in which other Blackstone affiliates invest. See "Risk factors—Risks relating to our business and structure—There are significant potential conflicts of interest."

Hanover Square CLO Ltd., Union Square CDO Ltd., Monument Park CDO Ltd. and similar investment vehicles that Blackstone may establish in the future invest primarily in collateralized loan and debt obligations, which may include senior secured loans. When two or more companies or accounts managed by the Advisor or other Blackstone affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives and procedures adopted by the Advisor and approved by our board of directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC are acting as joint book-running managers of the offering and representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table:

Underwriters	Number of shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC
Legg Mason Wood Walker, Incorporated
Bear, Stearns & Co. Inc.
Piper Jaffray & Co.
Total	26,000,000

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters' over-allotment option described below.

Our common stock is offered subject to a number of conditions, including receipt and acceptance of our common stock by the underwriters and the underwriters' right to reject orders in whole or in part. In connection with this offering, some of the underwriters and securities dealers may distribute prospectuses electronically.

OVER-ALLOTMENT OPTION

We have granted the underwriters an option to buy up to an aggregate of 3,900,000 shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

COMMISSIONS AND DISCOUNTS

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $     per share from the initial public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $     per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. Sales of shares made outside of the United States may be made by affiliates of the underwriters. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein, and as a result will thereafter bear any risk associated with changing the offering price to the public or other selling terms. The underwriters have informed us that they do not expect discretionary sales to exceed      of the shares of common stock to be offered.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters (including the Advisor's payment of the additional sales load) assuming both no exercise and full exercise of the underwriters' over-allotment option to purchase up to an additional 3,900,000 shares.

	No exercise	Full exercise
Per share	$1.1875	$1.1875
Total	$30,875,000	$35,506,250

We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $1,528,000 (including reimbursement of expenses paid on our behalf by an affiliate of the Advisor).

NO SALES OF SIMILAR SECURITIES

We, our executive officers and directors, the Advisor and the senior management of the Advisor (and any entities through which Blackstone or such senior management may invest in our shares) have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we, the Advisor and each of these persons may not, without the prior written approval of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus. At any time and without public notice, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC, may, in their sole discretion, release all or some of the securities from these lock-up agreements.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities.

THE NASDAQ NATIONAL MARKET QUOTATION

We have applied to have our common stock approved for quotation on The Nasdaq National Market under the trading symbol "BLKR."

PRICE STABILIZATION, SHORT POSITIONS

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including stabilizing transactions; short sales; purchases to cover positions created by short sales; imposition of penalty bids; and syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be "covered short sales," which are short positions in an amount not greater than the underwriters' over-allotment option referred to above, or may be "naked short sales," which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the common stock, the underwriters purchase common stock in the open market for the account of the underwriting syndicate and the common stock purchased can be traced to a particular underwriter or member of the selling group, the underwriting syndicate may require the underwriter or selling group member in question to purchase the common stock in question at the cost price to the syndicate or may recover from (or decline to pay to) the underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the common stock in question. As a result, an underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the common stock if their customer resells the common stock while the penalty bid is in effect. The underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on The Nasdaq National Market or otherwise.

AFFILIATIONS

Certain of the underwriters and their affiliates have provided in the past to Blackstone and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Blackstone, us or our portfolio companies for which they will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with or on behalf of us, Blackstone or any of our portfolio companies.

Affiliates of certain of the underwriters are limited partners in various Blackstone private investment funds. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated, of Citigroup Global Markets Inc. and of Bear, Stearns & Co. Inc. are limited partners of BMP. Affiliates of Citigroup Global Markets Inc. and UBS Securities LLC are lenders under Blackstone's line of credit.

The underwriters or their respective affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, Blackstone, BMP or any of the portfolio companies.

We may purchase securities of third parties from some of the underwriters or their respective affiliates during the Ramp Up Period or thereafter. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if—among other things—we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by these underwriters and their respective affiliates in the ordinary course of their business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions relating to Blackstone, us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our stockholders.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, NY 10080. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171. The principal business address of Legg Mason Wood Walker, Incorporated is 100 Light Street, Baltimore, MD 21202. The principal business address of Bear, Stearns & Co. Inc. is 383 Madison Avenue, New York, NY 10179. The principal business address of Piper Jaffray & Co. is 800 Nicollet Mall, Minneapolis, MN 55402.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Blackridge by Debevoise & Plimpton LLP, New York, NY, Venable LLP, Baltimore, MD, and Robert L. Friedman, a senior managing director and the Chief Administrative Officer and Chief Legal Officer of Blackstone and a director of Blackridge. Debevoise & Plimpton LLP also represents the Advisor. Mr. Friedman also has an interest in the Advisor. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, NY. Fried, Frank, Harris, Shriver & Jacobson LLP will rely on the opinion of Venable LLP as to certain matters of Maryland law.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP are the independent accountants of Blackridge.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of
Blackridge Investment Corp.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Blackridge Investment Corp. (the "Corporation") at May 31, 2004, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Corporation's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
June 11, 2004

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2004

Assets
Cash	$1,500
Total assets	$1,500
Liabilities
Accrued organizational expenses	—
Net assets (60 shares of beneficial interest issued and outstanding; 100,000,000 shares authorized)	$1,500
Net asset value per share	$25.00

NOTES

1.    ORGANIZATION

Blackridge Investment Corp. ("Blackridge") was organized as a Maryland corporation on April 13, 2004. Blackridge has not had operations other than the sale and issuance of 60 shares of common stock at an aggregate purchase price of $1,500 to Blackstone Mezzanine Advisors L.P. (the "Advisor").

2.    ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from these estimates.

3.    AGREEMENTS

Blackridge has entered into an Investment Advisory and Management Agreement with the Advisor under which the Advisor, subject to the overall supervision of Blackridge's board of directors, will provide investment advisory services to Blackridge. For providing these services the Advisor will receive a fee from Blackridge, consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% of Blackridge's total assets. For the period commencing from the closing of Blackridge's offering through September 30, 2004, the base management fee will be payable monthly in arrears. After that time, the base management fee will be payable quarterly in arrears. Through September 30, 2004, the base management fee will be calculated based on the value of Blackridge's total assets immediately following Blackridge's offering. For quarters ending after September 30, 2004, the base management fee will be calculated based on the average value of Blackridge's total assets at the end of each of (i) such quarterly period and (ii) the prior quarterly period, and appropriately adjusted for any share issuances or repurchases during such quarterly period. Base management fees for any partial month or quarter will be appropriately pro rated. Blackridge will make a good faith estimate of the base management fee payable for each period described above within five business days of the end of each such period. Blackridge will pay to the Advisor in cash an amount equal to such estimated base management fee within ten business days of the end of each such period. A final calculation of such base management fee will be completed in conjunction with the completion of financial statements for each such period. To the extent the estimated base management fee previously paid to the Advisor for such period exceeds the final base management fee for such period, within ten business days of Blackridge's written notification, the Advisor will pay, in cash, such difference to Blackridge. To the extent the estimated base management fee previously paid to the Advisor for such period is less than the final base management fee for such period, within ten business days of the calculation of the final base management fee for such period, Blackridge will pay, in cash, such difference to the Advisor.

The incentive fee will have two parts. One part of the incentive fee will be calculated and payable quarterly in arrears based on Blackridge's "pre-incentive fee net investment income" for such quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance) such as commitment, origination, structuring, diligence and consulting fees or other fees that Blackridge receives from portfolio companies, earned during such quarter, minus Blackridge's operating expenses for such quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and costs of providing managerial assistance up to the amount of related fees recognized as income). Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Blackridge's pre-incentive fee net investment income for such quarter will be divided by the value of Blackridge's net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter to determine a rate of return, or Blackridge's "Rate of Return." This Rate of Return will be compared to a fixed "hurdle rate" of 1.75% per quarter (7% annualized). Blackridge's net investment income used to calculate this part of the incentive fee is also included in the amount of Blackridge's total assets used to calculate the base management fee. Blackridge will pay the Advisor an incentive fee with respect to Blackridge's pre-incentive fee net investment income for each quarterly period as follows:

•	no incentive fee for any quarterly period in which the Rate of Return does not exceed the hurdle rate; and

•	in any quarterly period in which the Rate of Return exceeds the hurdle rate:

•	100% of Blackridge's pre-incentive fee net investment income in excess of the amount required to achieve the hurdle rate, not to exceed 0.4375% of Blackridge's net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter (1.75% annualized); and

•	20% of the amount of Blackridge's pre-incentive fee net investment income, if any, for such quarterly period that exceeds 2.1875% of Blackridge's net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter (8.75% annualized).

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during such quarterly period.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing on December 31, 2004, and will equal 20% of Blackridge's realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation in such year. This calculation will (i) reflect the reversal of unrealized capital depreciation, if any, included in this calculation in prior periods related to investments subject to realizations during the calendar year for which such calculation is being made, to the extent such unrealized capital depreciation reduced incentive fees otherwise payable in prior periods, and (ii) exclude any losses, realized or unrealized, which are the result of an adjustment to, or realization of, previously recognized unrealized capital appreciation which was not included in this calculation in prior periods. The incentive fee determined as of December 31, 2004 will be calculated for the period commencing from the closing of Blackridge's offering and ending on December 31, 2004 and shall be calculated in the same manner described above.

In the event that the Investment Advisory and Management Agreement is terminated or expires as of a date that is not a calendar year end, the termination date or expiration date, as the case may be, will be treated as though it were a calendar year end for purposes of calculating and paying the second part of the incentive fee.

The incentive fee payable for any period will be calculated in conjunction with the completion of Blackridge's financial statements for such period. The incentive fee, if any, will be payable to the Advisor in cash within ten business days of the completion of such calculation, which date will not be later than 100 days following the end of such period.

Blackridge has also entered into an Administration Agreement with Blackridge Administration LLC (the "Administrator") under which the Administrator will provide administrative services for Blackridge. For providing these services, facilities and personnel, Blackridge will reimburse the Administrator for Blackridge's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and Blackridge's allocable portion of its chief compliance officer and chief financial officer and their respective staffs. The Administrator will also provide on Blackridge's behalf managerial assistance to those portfolio companies to which Blackridge is required to provide such assistance.

4.    ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of Blackridge's common stock offering will be used for organizational and offering expenses of approximately $250,000 and $1,528,000, respectively. Organizational expenses will be treated as an expense in the year incurred.

5.    RELATED PARTY TRANSACTIONS

An affiliate of the Advisor has paid, on behalf of Blackridge, $143,195 of the offering expenses described above. Following the completion of Blackridge's offering of common stock, Blackridge will reimburse the affiliate of the Advisor for such offering expenses.

6.    FEDERAL INCOME TAXES

Blackridge intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its stockholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

7.    SUBSEQUENT EVENTS

The Advisor has agreed that prior to the closing of Blackridge's common stock offering it shall purchase additional shares of Blackridge's common stock such that its aggregate investment in Blackridge's common stock will total $15,000,000. Such additional shares will be purchased at the price at which Blackridge's shares will be sold to the public in connection with the offering, prior to any reduction for the sales load.

In connection with Blackridge's offering of common stock, the Advisor has agreed to pay on Blackridge's behalf a 1.25% sales load payable with respect to the offering of Blackridge's shares in the aggregate amount of $8,125,000 ($9,343,750 if the underwriters exercise the over-allotment option). Blackridge's obligation to repay this amount will be evidenced by a note issued by Blackridge to the Advisor. The note will bear a variable rate of interest that will adjust quarterly equal to the three-month LIBOR plus 2.0% per annum, compounded quarterly. The note and accrued interest will be payable (i) in whole or in part, in any calendar quarter in which, and to the extent that, pre-incentive fee net investment income in such quarter exceeds 2.5% (10.0% annualized) of Blackridge's net assets (defined as total assets less indebtedness) at the end of the immediately preceding quarter and (ii) in whole upon any liquidation of Blackridge. Any amounts payable will first be applied to accrued interest and then to the unpaid portion of the note. If the gross proceeds from the offering change, the amount of the Advisor's payment on Blackridge's behalf and the corresponding amount of the note are expected to change proportionately.

Through and including                  , 2004 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

26,000,000 Shares

Blackridge Investment Corp.

Common Stock

PROSPECTUS

Joint Book-Running Managers

Merrill Lynch & Co.	Citigroup	UBS Investment Bank

Co-Managers

Legg Mason Wood Walker Incorporated	Bear, Stearns & Co. Inc.	Piper Jaffray

                 , 2004

PART C

OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

The following statements of Blackridge Investment Corp. (the "Company" or the "Registrant") are included in Part A of this Registration Statement:

Statement of assets and liabilities**

(2)	Exhibits

(a)(1)	Amended Articles of Incorporation (1)

(a)(2)	Articles of Amendment and Restatement**

(b)	Amended and Restated Bylaws**

(c)	Not Applicable

(d)	Form of Stock Certificate*

(e)	Dividend Reinvestment Plan*

(f)	Not Applicable

(g)(1)	Investment Advisory and Management Agreement between the Registrant and Blackstone Mezzanine Advisors L.P.**

(g)(2)	Administration Agreement between the Registrant and Blackridge Administration LLC.**

(h)	Form of Underwriting Agreement among the Registrant, Blackstone Mezzanine Advisors L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and the other underwriters named therein**

(i)	Not Applicable

(j)	Custodian Agreement*

(k)(1)	Form of Transfer Agency and Registrar Services Agreement between the Registrant and *

(k)(2)	License Agreement between the Registrant and BFS**

(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*

(m)	Not Applicable

(n)	Consent of independent accountants for the Registrant**

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)	Code of Ethics*

*	To be filed by amendment.

**	Filed herewith.

(1)	Incorporated by reference to the corresponding exhibit number to the Registrant's Registration Statement under the Securities Act of 1933 on Form N-2, filed on April 14, 2004.

ITEM 25.    MARKETING ARRANGEMENTS

The information contained under the heading "Underwriting" on this Registration Statement is incorporated herein by reference.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTIONS

Commission registration fee	$107,695
The Nasdaq National Market Listing Fee	$100,000
NASD filing fee	$30,500
Accounting fees and expenses	$15,000	(1)
Legal fees and expenses	$750,000	(1)
Printing and engraving	$125,000	(1)
Miscellaneous fees and expenses	$400,000	(1)
Total	$1,528,195	(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, Blackstone Mezzanine Advisors L.P., will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Blackstone Mezzanine Advisors L.P.'s share ownership is expected to represent less than 3% of the common stock outstanding.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Registrant's common stock at June 11, 2004.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

ITEM 29.    INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Underwriters' Agreement provides that each underwriter severally agrees to indemnify, defend and hold harmless Blackridge, its directors and officers, and any person who controls Blackridge within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally Blackridge or any such person may incur under the Securities Act of 1933, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to Blackridge expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by Blackridge) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Blackridge pursuant to the foregoing provisions, or otherwise, Blackridge has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Blackridge of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Blackridge will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

A description of any other business, profession, vocation or employment of a substantial nature in which the Advisor, and each managing director, director or executive officer of the Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management." Additional information regarding the Advisor and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-56807), and is incorporated herein by reference.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Blackridge Investment Corp., 345 Park Avenue, New York, NY 10154;

(2)	the Transfer Agent, ;

(3)	the Custodian, ;

(4)	the Advisor, Blackstone Mezzanine Advisors L.P., 345 Park Avenue, New York, NY 10154; and

(5)	the Administrator, Blackstone Administration LLC, 345 Park Avenue, New York, NY 10154.

ITEM 32.    MANAGEMENT SERVICES

Not Applicable.

ITEM 33.    UNDERTAKINGS

1.    The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.    The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 11th day of June, 2004.

BLACKRIDGE INVESTMENT CORP.

By: /s/ Howard Gellis

Howard Gellis President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 11, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ Howard Gellis	President and Chief Executive Officer. Director (principal executive officer)

Howard Gellis

/s/ Salvatore Gentile	Chief Operating Officer and Treasurer (principal financial and accounting officer)

Salvatore Gentile

*	Director

J. Michael Cook

*	Director

Robert L. Friedman

*	Director

Jeffrey E. Garten

*	Director

William E. Mayer

*	Director

James R. Wilson

* By: /s/ Howard Gellis

Name: Howard Gellis
Title: Attorney-in-Fact

II-1

Exhibit index

(a)(1)	Amended Articles of Incorporation

(a)(2)	Articles of Amendment and Restatement

(b)	Amended and Restated Bylaws

(d)	Form of Stock Certificate

(e)	Dividend Reinvestment Plan

(g)(1)	Investment Advisory and Management Agreement between the Registrant and Blackstone Mezzanine Advisors L.P.

(g)(2)	Administration Agreement between the Registrant and Blackridge Administration LLC.

(h)	Form of Underwriting Agreement among the Registrant, Blackstone Mezzanine Advisors L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and the other underwriters named therein

(j)	Custodian Agreement between the Registrant and .

(k)(1)	Form of Transfer Agency and Registrar Services Agreement between the Registrant and .

(k)(2)	License Agreement between the Registrant and BFS

(l)	Opinion and Consent of Venable LLP, special Maryland counsel for the Registrant

(n)	Consent of independent accountants for the Registrant

(r)	Code of Ethics